UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay MacKay Intermediate Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund)

Date of reporting period: October 31, 2019

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay MacKay Intermediate Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund,

series of the Registrant.

Item 1.  Reports to Stockholders.

MainStay MacKay Short Term Municipal Fund

Message from the President and Semiannual Report

Unaudited  I  October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. equity and fixed-income securities, including municipal bonds, generally gained ground during the six-month reporting period ended October 31, 2019, despite concerns about slowing U.S. and global economic growth and international trade conflicts.

Shifting investor sentiment regarding economic growth and trade issues set the backdrop for volatile market performance during the six-month reporting period. Gross domestic product (“GDP”) growth remained positive in the United States, backed by indications of strong employment, consumer sentiment and corporate earnings. However, domestic manufacturing and business investment showed signs of slowing. Many international economies, including those of leading European and Asian countries, appeared even more fragile, with some experiencing precipitously declining rates of growth and others hovering on the edge of recession. Markets were further undermined by intermittent setbacks in negotiations over the deepening trade dispute between the United States and China, leading to episodes of risk aversion, most notably in May and August 2019.

Central banks provided a much-needed stabilizing force in this environment, injecting liquidity and other forms of stimulus into struggling economies. In the United States, the Federal Reserve Board (“Fed”) cut interest rates three times in the four months between July and October 2019, reversing most of the rate hikes it had implemented during 2018.

Global uncertainties and aggressive Fed easing drove a historic surge in prices for long-term Treasury bonds, which outperformed most other investment sectors, equity and fixed income alike. However, short-term municipal bonds performed on a par with short-term Treasury securities. Broadly speaking, municipal investors tended to reward quality over yield, long-term over short-term durations and taxable over tax-exempt bonds. State and territorial economic conditions played an important role in performance as well. Progress in the restructuring of Puerto Rico-issued debt led to particularly strong performance from the various debt profiles of issuers from Puerto Rico. Among states, Illinois and Colorado outperformed the overall municipal market, while North Carolina and Wisconsin underperformed.

In an increasingly uncertain political and economic climate, investors are left to ponder how best to position their portfolios. Municipal bonds, which are backed by local tax revenues, provide investors with a degree of insulation from international challenges and corporate disappointments while providing tax-advantaged income to eligible investors. As a MainStay investor, you can rely on us to continually analyze the impact of varying supply/demand dynamics, maturity dates, issuing locales, sectors and credit ratings on the level of risk and reward offered by the municipal bonds within our investable universe. We manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended October 31, 20192

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[3]

Class A Shares	Maximum 1% Initial Sales Charge[4]	With sales charges Excluding sales charges	1/2/2004	0.25 1.27%	1.49 2.51%	0.54 1.16%	0.67 0.97%	0.70 0.70%
Investor Class Shares	Maximum 1% Initial Sales Charge[4]	With sales charges Excluding sales charges	2/28/2008	–0.09 0.92	0.90 1.92	0.09 0.70	0.26 0.57	1.30 1.30
Class I Shares	No Sales Charge		1/2/1991	1.31	2.70	1.42	1.24	0.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable.

3.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays 3-Year Municipal Bond Index[5]	1.87%	4.44%	1.51%	1.85%
Morningstar Muni National Short Category Average[6]	1.49	3.68	1.23	1.58

5.

The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

6.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these portfolios spread their assets across many states and sectors. Other portfolios buy bonds from only one state in order to get the state-tax benefit. These portfolios have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in Mainstay MacKay Short Term Municipal Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2019, to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/19	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,012.70	$3.49	$1,021.67	$3.51	0.69%

Investor Class Shares	$1,000.00	$1,009.20	$5.91	$1,019.25	$5.94	1.17%

Class I Shares	$1,000.00	$1,013.10	$2.02	$1,023.13	$2.03	0.40%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	State of Illinois, Unlimited General Obligation, 5.00%–6.00%, due 11/1/19–11/1/26

2.	Territory of Guam, Revenue Bonds, 5.00%, due 11/15/19–12/1/21

3.	Metropolitan Transportation Authority, Revenue Bonds, 1.24%–5.50%, due 11/15/19–11/15/41

4.	City of New York NY, Unlimited General Obligation, 1.35%, due 4/1/42

5.	Geisinger Authority Health System, Revenue Bonds, 1.16%, due 10/1/43
6.	New Jersey Turnpike Authority, Revenue Bonds, 1.902%–2.122%, due 1/1/22–1/1/24

7.	New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds, 5.00%–5.50%, due 12/15/19–9/1/23

8.	Philadelphia Parking Authority, Revenue Bonds, 5.00%, due 9/1/21

9.	Main Street Natural Gas, Inc., Revenue Bonds, 2.111%–5.00%, due 5/15/20–4/1/48

10.	New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds, 5.25%–5.75%, due 12/15/19–12/15/23

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the six months ended October 31, 2019?

For the six months ended October 31, 2019, Class I shares of MainStay MacKay Short Term Municipal Fund returned 1.31%, underperforming the 1.87% return of the Fund’s primary benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index. Over the same period, Class I shares also underperformed the 1.49% return of the Morningstar Muni National Short Category Average.1

Were there any changes to the Fund during the reporting period?

Effective February 28, 2019, the Fund’s investment objective was modified to seek current income exempt from regular federal income tax. Also, on February 28, 2019, John Lawlor was added as a portfolio manager of the Fund. John Loffredo, Robert DiMella, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis continue to manage the Fund. For more information about these changes refer to the supplements dated December 14, 2018, and February 28, 2019.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund’s underweight exposure to the prerefunded and state general obligation sectors detracted from performance relative to the Bloomberg Barclays 3-Year Municipal Bond Index, as did underweight holdings of New York and Texas state general obligation bonds. Security selection among bonds rated AAA and AA- further detracted from relative performance.2 These comparatively weak areas of performance were significantly offset by positive contributions from security selection in the leasing and industrial revenue sectors. (Contributions take weightings and total returns into account.)

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, the Fund targeted a shorter duration posture than the Bloomberg Barclays 3-Year Municipal Bond Index. As of October 31, 2019, the Fund’s modified duration to worst4 was 1.57 years while the benchmark’s modified duration to worst was 2.49 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest contributors to the Fund’s relative performance were holdings in the hospital, industrial revenue and leasing sectors, while holdings in the prerefunded/escrowed to maturity (ETM), state general obligation and local general obligation sectors detracted from results. Across states and territories, positive contributors included bonds from Illinois, New Jersey and Guam, while securities from New York and Texas detracted. From a credit rating perspective, bonds rated AA and A5 enhanced returns compared to the benchmark, while AAA- and AA-rated bonds weighed on relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure to the local general obligation, hospital and transportation sectors, while decreasing its exposure to the leasing and special tax sectors. On a state level, the Fund increased its exposure to California and Illinois bonds during the same period while decreasing its exposure to securities from New Jersey and Indiana. Lastly, the Fund increased its exposure to AA-rated bonds while decreasing its exposure to AAA-rated bonds.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund held overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in the hospital and general obligation sectors, and to bonds from Illinois and New Jersey. At the same point in time, the Fund held underweight exposure to the prerefunded/ETM and state general obligation sectors, and to bonds from New York and Texas.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

5.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 100.3%† Corporate Bonds 0.3%
Convertible Securities 0.3%
Rogers Memorial Hospital, Inc.
2.067%, due 7/1/20	$470,000	$470,355
2.211%, due 7/1/22	500,000	499,168
2.383%, due 7/1/24	500,000	497,950

Total Corporate Bonds (Cost $1,470,000)		1,467,473

Municipal Bonds 100.0%
Long-Term Municipal Bonds 89.9%
Alabama 0.3%
City of Hamilton AL, Unlimited General Obligation
Insured: BAM 3.00%, due 8/1/21	370,000	380,534
Insured: BAM 5.00%, due 8/1/23	235,000	264,591
City of Thomasville AL, Unlimited General Obligation Insured: BAM 5.00%, due 2/15/24	820,000	928,101

		1,573,226

Alaska 0.2%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
Series A 5.00%, due 10/1/22	550,000	602,921
Series A 5.00%, due 10/1/23	585,000	658,944

		1,261,865

Arizona 0.3%
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student LLC, Revenue Bonds Series A 5.00%, due 7/1/23	50,000	55,540
City of Tucson AZ, Certificates of Participation Insured: AGM 4.00%, due 7/1/20	350,000	356,310
Glendale Union School District No. 205, School Improvement Project, Unlimited General Obligation Series B, Insured: AGM 5.00%, due 7/1/20	540,000	553,370
Maricopa County Industrial Development Authority, Paradise Schools Project, Revenue Bonds 4.00%, due 7/1/22	150,000	159,759

	Principal Amount	Value
Arizona (continued)
Sedona Wastewater Municipal Property Corp., Revenue Bonds Insured: NATL-RE (zero coupon), due 7/1/24	$500,000	$457,265

		1,582,244

California 11.2%
Alta Loma School District, Capital Appreciation, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 8/1/21	1,750,000	1,710,957
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds Series C, Insured: AGM (zero coupon), due 9/1/21	300,000	292,518
Cabrillo Unified School District, Capital Appreciation, Unlimited General Obligation Series A, Insured: AMBAC (zero coupon), due 8/1/20	400,000	396,348
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/22	3,000,000	2,879,850
California Health Facilities Financing Authority, Los Angeles Biomedical Research Institute, Revenue Bonds
3.00%, due 9/1/20	215,000	217,862
4.00%, due 9/1/21	275,000	287,741
4.00%, due 9/1/22	300,000	320,766
4.00%, due 9/1/23	310,000	338,269
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/20	325,000	335,761
5.00%, due 10/1/21	250,000	267,033
California Municipal Finance Authority, LAX Integrated Express Solutions Project, Revenue Bonds Series A 5.00%, due 12/31/23 (a)	1,300,000	1,476,371
California Municipal Finance Authority, Paradise Valley Estates Project, Revenue Bonds Series B-2, Insured: California Mortgage Insurance 2.00%, due 7/1/24	500,000	504,025
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds 5.00%, due 5/15/23	1,520,000	1,711,155

10	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	$5,050,000	$5,898,703
California State Educational Facilities Authority, Art Center College of Design, Revenue Bonds
Series A 5.00%, due 12/1/19	125,000	125,360
Series A 5.00%, due 12/1/21	290,000	311,646
Series A 5.00%, due 12/1/22	200,000	221,762
Series A 5.00%, due 12/1/23	215,000	245,362
California Statewide Communities Development Authority, Methodist Hospital of Southern California Project, Revenue Bonds
5.00%, due 1/1/20	365,000	367,044
5.00%, due 1/1/21	300,000	312,156
5.00%, due 1/1/22	500,000	537,235
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds 2.625%, due 11/1/33 (b)	1,265,000	1,314,234
Chula Vista Elementary School District, Unlimited General Obligation (zero coupon), due 8/1/23	1,500,000	1,436,775
City of Oakland CA, Pension Obligation, Revenue Bonds 4.00%, due 12/15/22	1,000,000	1,049,520
City of Oakland CA, Revenue Bonds Insured: AGM (zero coupon), due 12/15/19	1,000,000	997,760
County of Fresno CA, Pension Obligation, Capital Appreciation, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 8/15/20	500,000	492,755
Dinuba Unified School District, Unlimited General Obligation
Insured: AGM (zero coupon), due 8/1/20	155,000	153,472
Insured: AGM (zero coupon), due 8/1/21	160,000	156,187
Federal Home Loan Mortgage Corp., Revenue Bonds Series M-057 2.40%, due 10/15/29	4,500,000	4,669,515

	Principal Amount	Value
California (continued)
Imperial Community College District, Capital Appreciation, Unlimited General Obligation Insured: AGC (zero coupon), due 8/1/21	$305,000	$297,887
Inglewood Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/20	1,000,000	1,019,700
Los Angeles Department of Airports, Revenue Bonds Series A 5.00%, due 5/15/21 (a)	1,065,000	1,126,195
Oakland Unified School District, Alameda County, Unlimited General Obligation Series B 2.146%, due 8/1/21	835,000	839,576
Oxnard County Water Revenue, Revenue Bonds
Insured: BAM 5.00%, due 6/1/20	925,000	944,990
Insured: BAM 5.00%, due 6/1/21	280,000	297,094
Palm Springs Airport Passenger Facilities, Palm Springs International Airport, Revenue Bonds (a)
5.00%, due 6/1/20	565,000	577,492
5.00%, due 6/1/22	400,000	437,020
Insured: BAM 5.00%, due 6/1/25	925,000	1,101,175
Petaluma City Elementary School District, Unlimited General Obligation 3.00%, due 8/1/20	435,000	440,033
Sacramento City Financing Authority, Capital Appreciation, Tax Allocation Series A, Insured: NATL-RE (zero coupon), due 12/1/21	4,170,000	4,038,645
Sacramento County Sanitation District Financing Authority, Revenue Bonds Series B 2.239%, due 12/1/19	2,000,000	2,001,000
Sacramento Municipal Utility District, Revenue Bonds Series A 5.00%, due 8/15/49 (b)	6,000,000	6,781,620
San Ysidro School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/22	1,320,000	1,445,255

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Fe Springs Community Development Commission, Consolidated Redevelopment Project, Tax Allocation Series A, Insured: NATL-RE (zero coupon), due 9/1/20	$325,000	$321,123
South Bay Union School District / San Diego County, Unlimited General Obligation (zero coupon), due 8/1/22	1,000,000	960,220
Southern California Public Power Authority, Apex Power Project No. 1, Revenue Bonds Series A 5.25%, due 11/1/21	1,300,000	1,396,200
State of California, Build America Bonds, Unlimited General Obligation 5.70%, due 11/1/21	1,385,000	1,491,506
Stockton Public Financing Authority, Water Revenue, Revenue Bonds Series A, Insured: BAM 5.00%, due 10/1/20	400,000	413,984
Susanville, Natural Gas Enterprise Refunding Project, Revenue Bonds Insured: AGM 2.00%, due 6/1/20	350,000	351,459
Ukiah Unified School District, Capital Appreciation, Unlimited General Obligation Insured: NATL-RE (zero coupon), due 8/1/21	875,000	854,744
Vallejo City Unified School District, Unlimited General Obligation Series A, Insured: NATL-RE 5.90%, due 2/1/20	2,500,000	2,526,475

		58,691,535

Colorado 0.6%
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University, Revenue Bonds
Series A 4.00%, due 4/1/23	315,000	336,845
Series B 5.00%, due 4/1/22	770,000	826,726
Series B 5.00%, due 4/1/24	500,000	551,100
Denver City & County Airport Revenue (a)
Series A 5.00%, due 12/1/20	550,000	571,170
Series A 5.00%, due 11/15/22	720,000	795,218

		3,081,059

	Principal Amount	Value
Connecticut 1.4%
City of Bridgeport CT, Unlimited General Obligation Series D, Insured: AGM 5.00%, due 8/15/20	$1,000,000	$1,027,430
City of Hartford CT, Unlimited General Obligation
Series C, Insured: AGM 5.00%, due 7/15/21	200,000	212,518
Series A, Insured: AGM 5.00%, due 4/1/22	1,000,000	1,087,750
City of Milford CT, Unlimited General Obligation 4.00%, due 11/1/19	235,000	235,000
City of Torrington CT, Unlimited General Obligation 4.00%, due 12/1/19	110,000	110,241
Hartford County Metropolitan District, Unlimited General Obligation Series C, Insured: AGM 5.00%, due 11/1/19	495,000	495,000
State of Connecticut, Unlimited General Obligation
Series C 4.00%, due 6/15/22	2,210,000	2,359,727
Series C 5.00%, due 6/15/23	1,500,000	1,689,495

		7,217,161

District of Columbia 0.2%
District of Columbia Income Tax Secured, Revenue Bonds
Series A 4.00%, due 12/1/19	320,000	320,685
Series A 5.25%, due 12/1/26	500,000	501,535
District of Columbia, KIPP DC Project, Revenue Bonds
3.00%, due 7/1/20	230,000	232,233
5.00%, due 7/1/22	200,000	217,550

		1,272,003

Florida 2.8%
Atlantic Beach Health Care Facilities, Fleet Landing Project, Revenue Bonds Series A 5.00%, due 11/15/19	1,135,000	1,136,180
City of Jacksonville FL, Revenue Bonds Series A 5.00%, due 10/1/21	1,165,000	1,248,717
County of Broward Port Facilities, Revenue Bonds Series B 5.00%, due 9/1/20	3,420,000	3,520,560

12	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
County of Miami-Dade FL Aviation, Revenue Bonds Series E 1.872%, due 10/1/20	$1,200,000	$1,198,776
Florida Department of Environmental Protection, Revenue Bonds Series A 5.00%, due 7/1/20	1,000,000	1,024,960
Florida Ports Financing Commission, Revenue Bonds Series B 5.00%, due 6/1/20 (a)	1,065,000	1,086,928
Highlands County Health Facilities Authority, Adventist Health Systems/Sunbelt Obligated Group, Revenue Bonds Series E 5.25%, due 11/15/21	1,400,000	1,401,750
Hillsborough County, Community Investment Tax, Revenue Bonds 5.00%, due 11/1/19	195,000	195,000
Lee County Tourist Development, Revenue Bonds Series A 3.00%, due 10/1/21	1,030,000	1,065,463
Mid-Bay Bridge Authority, Revenue Bonds Series A 5.00%, due 10/1/21	1,000,000	1,065,980
Tolomato Community Development District, Special Assessment
Series A-1, Insured: AGM 2.00%, due 5/1/20	625,000	625,944
Series B, Insured: AGM 2.00%, due 5/1/20	910,000	911,593

		14,481,851

Georgia 2.3%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds Series A 5.00%, due 7/1/20	3,240,000	3,321,745
Georgia Municipal Electric Authority, Project 1, Revenue Bonds Series C 5.00%, due 1/1/22	580,000	623,836
Gwinnett County Development Authority, Gwinnett County Public Schools Project, Certificates of Participation Insured: NATL-RE 5.25%, due 1/1/20	500,000	503,265

	Principal Amount	Value
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds
Series A 5.00%, due 5/15/20	$1,000,000	$1,017,990
Series A 5.00%, due 5/15/22	550,000	594,759
Series A 5.00%, due 5/15/23	1,000,000	1,109,310
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series B 5.00%, due 1/1/23	350,000	385,760
Series B 5.00%, due 1/1/24	445,000	503,073
Municipal Electric Authority of Georgia, Revenue Bonds
Series 18A 5.00%, due 1/1/20	230,000	231,341
Series HH 5.00%, due 1/1/20	1,460,000	1,468,512
Series B 5.00%, due 1/1/20	2,250,000	2,262,937

		12,022,528

Guam 2.9%
Guam Government Waterworks Authority, Water & Wastewater Systems Revenue, Revenue Bonds Series A 5.00%, due 7/1/20	400,000	408,568
Port Authority of Guam, Revenue Bonds
Series C 3.587%, due 7/1/20	500,000	503,505
Series C 3.783%, due 7/1/21	500,000	509,690
Series B 5.00%, due 7/1/22 (a)	400,000	433,356
Territory of Guam, Business Privilege Tax, Revenue Bonds Series A 5.00%, due 1/1/20	660,000	663,346
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/19	1,000,000	1,001,020
Series D 5.00%, due 11/15/20	2,740,000	2,830,283
Series A 5.00%, due 12/1/20	3,230,000	3,340,951
Series A 5.00%, due 12/1/21	5,295,000	5,630,862

		15,321,581

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois 14.4%
Chicago Board of Education, Certificate of Participation Series A, Insured: NATL-RE 6.00%, due 1/1/20	$2,715,000	$2,733,679
Chicago Board of Education, Chicago School Board, Unlimited General Obligation Series A, Insured: NATL-RE 5.25%, due 12/1/19	400,000	401,080
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE 5.00%, due 12/1/19	1,775,000	1,779,455
Series A, Insured: AGM 5.00%, due 12/1/23	1,600,000	1,782,224
Chicago Midway International Airport, Revenue Bonds Series A 5.00%, due 1/1/20 (a)	1,425,000	1,432,980
Chicago O’ Hare International Airport, Revenue Bonds 5.00%, due 1/1/21	250,000	260,742
Chicago O’Hare International Airport, Revenue Bonds Series F 4.25%, due 1/1/20	750,000	753,532
Chicago Park District, Limited General Obligation
Series C 3.357%, due 1/1/21	955,000	970,079
Series C 3.545%, due 1/1/22	450,000	463,383
Series E 5.00%, due 11/15/20	750,000	776,145
Series E 5.00%, due 11/15/21	800,000	851,312
Series C 5.00%, due 1/1/23	500,000	547,735
Chicago Transit Authority, Revenue Bonds 5.00%, due 12/1/21	5,000,000	5,358,450
City of Chicago IL, Waterworks Second Lien, Revenue Bonds
5.00%, due 11/1/19	2,150,000	2,150,000
5.00%, due 11/1/22	1,270,000	1,396,327
City of Rockford IL, Unlimited General Obligation
Series A, Insured: AGM 4.00%, due 12/15/20	100,000	102,694
Series A, Insured: AGM 4.00%, due 12/15/21	130,000	136,377
Series A, Insured: AGM 4.00%, due 12/15/22	135,000	144,357

	Principal Amount	Value
Illinois (continued)
City of Rockford IL, Unlimited General Obligation (continued)
Series A, Insured: AGM 4.00%, due 12/15/23	$140,000	$152,148
Series A, Insured: AGM 4.00%, due 12/15/24	290,000	319,093
Cook County Community High School District No. 212 Leyden, Revenue Bonds Series B, Insured: BAM 2.00%, due 12/1/19	1,140,000	1,140,308
Cook County Community Unit School District No. 401 Elmwood Park, Limited General Obligation Series A, Insured: AGM 5.00%, due 12/1/20	1,340,000	1,392,890
Cook County School District No. 122 Ridgeland, Unlimited General Obligation
Series A 3.00%, due 12/1/22	700,000	731,570
Series A 3.00%, due 12/1/23	620,000	656,103
Cook County School District No. 99 Cicero, Limited Tax, Unlimited General Obligation Insured: BAM 5.00%, due 12/1/21	1,270,000	1,359,700
Cook County School District, No. 81 Schiller Park, Limited General Obligation Series B 4.00%, due 12/1/19	570,000	571,043
County of Cook IL, Unlimited General Obligation Series G 5.00%, due 11/15/25	1,665,000	1,723,974
Crawford Hospital District, Unlimited General Obligation
Insured: AGM 4.00%, due 1/1/21	125,000	128,428
Insured: AGM 4.00%, due 1/1/22	100,000	104,894
Illinois Educational Facilities Authority, University of Chicago, Revenue Bonds Series B 1.875%, due 7/1/25 (b)	2,250,000	2,253,937
Illinois Finance Authority, Edward Elmhurst Obligated Group, Revenue Bonds 5.00%, due 1/1/21	300,000	310,914
Illinois Finance Authority, Illinois Wesleyan University, Revenue Bonds 4.00%, due 9/1/21	265,000	275,319

14	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois State University, Auxiliary Facilities System, Revenue Bonds
Series A, Insured: AGM 5.00%, due 4/1/21	$505,000	$526,427
Series B, Insured: AGM 5.00%, due 4/1/21	250,000	260,608
Series A, Insured: AGM 5.00%, due 4/1/22	425,000	455,375
Series B, Insured: AGM 5.00%, due 4/1/22	645,000	691,098
Kane Cook & DuPage Counties School District No. 46, Unlimited General Obligation Series B, Insured: AMBAC (zero coupon), due 1/1/21	2,000,000	1,964,140
Kane County School District No. 131 Aurora East Side, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/22	580,000	621,168
Kankakee County School District No. 111, Limited General Obligation
Insured: BAM 4.00%, due 1/1/22	255,000	267,204
Insured: BAM 4.00%, due 1/1/24	370,000	401,180
La Salle County School District No. 141, Unlimited General Obligation
Insured: MAC 4.00%, due 12/1/20	560,000	575,478
Insured: MAC 4.00%, due 12/1/21	585,000	610,845
Insured: MAC 4.00%, due 12/1/22	370,000	393,169
Madison Macoupin Etc Counties Illinois Community College District No. 536, Lewis & Clark Community College, Unlimited General Obligation
4.50%, due 5/1/20	305,000	309,630
5.00%, due 11/1/22	420,000	452,697
Madison Macoupin Etc Counties Illinois Community College District No. 536, Unlimited General Obligation
Series A 5.00%, due 11/1/20	150,000	154,187
Series A 5.00%, due 11/1/21	70,000	73,931
Peoria County School District No. 68 Oak Grove, Unlimited General Obligation Series C, Insured: AGM 2.00%, due 12/1/19	180,000	180,088

	Principal Amount	Value
Illinois (continued)
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/24	$1,000,000	$1,128,770
Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.25%, due 6/1/20	3,765,000	3,847,905
Randolph County Community Unit School District No. 140 Sparta, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/19	210,000	210,410
Regional Transportation Authority, Revenue Bonds
Insured: AGM 5.75%, due 6/1/21	480,000	513,264
Insured: AGM 6.25%, due 7/1/22	360,000	405,562
Round Lake IL, Lakewood Grove Special Service Area No. 3 & 4, Special Tax Insured: BAM 2.65%, due 3/1/21	499,000	502,493
Sales Tax Securitization Corp., Revenue Bonds Series C 5.00%, due 1/1/22	1,250,000	1,332,350
Sauk Village, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 12/1/21	750,000	786,112
Series C, Insured: BAM 4.00%, due 12/1/21	130,000	136,046
Series C, Insured: BAM 4.00%, due 12/1/22	100,000	106,447
Series C, Insured: BAM 4.00%, due 12/1/23	1,030,000	1,111,864
St. Clair County High School District No. 201 Belleville, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 2/1/22	1,180,000	1,239,755
State of Illinois, Revenue Bonds 5.00%, due 6/15/20	250,000	254,828
State of Illinois, Sales Tax, Revenue Bonds
Series B 5.00%, due 6/15/22	655,000	701,525
Series C 5.00%, due 6/15/22	95,000	101,748
State of Illinois, Unlimited General Obligation
Series B 5.00%, due 11/1/19	5,000,000	5,000,000
5.00%, due 6/1/21	4,000,000	4,183,160
Series B 5.25%, due 1/1/20	840,000	844,343

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
State of Illinois, Unlimited General Obligation (continued)
1st Series, Insured: NATL-RE 6.00%, due 11/1/26	$4,115,000	$4,821,916
University of Illinois, Auxiliary System Facilities, Revenue Bonds Series A, Insured: AMBAC 5.50%, due 4/1/22	175,000	192,119
Upper Illinois River Valley Development Authority, Morris Hospital, Revenue Bonds 5.00%, due 12/1/20	575,000	594,504
Village of Cary IL, Special Service Area No. 2, Special Tax Insured: BAM 1.70%, due 3/1/20	149,000	149,042
Village of Crestwood IL, Alternate Revenue Source, Unlimited General Obligation Series B, Insured: BAM 2.00%, due 12/15/19	500,000	500,270
Village of Stone Park, Unlimited General Obligation
Series B, Insured: BAM 4.00%, due 2/1/20	135,000	135,784
Series B, Insured: BAM 4.00%, due 2/1/21	120,000	123,404
Series B, Insured: BAM 4.00%, due 2/1/24	135,000	146,754
Series B, Insured: BAM 4.00%, due 2/1/25	150,000	164,984
Washington County Community Unit School District No. 10, Unlimited General Obligation
Insured: BAM 4.00%, due 1/15/21	740,000	763,288
Insured: BAM 4.00%, due 1/15/22	580,000	609,905
Western Illinois University, Revenue Bonds Insured: BAM 5.00%, due 4/1/20	460,000	465,819
White Oak Library District, Unlimited General Obligation
5.00%, due 1/1/21	355,000	369,374
5.00%, due 1/1/22	315,000	338,458
5.00%, due 1/1/23	430,000	475,894
Will County Community High School District No. 210 Lincoln-Way, Unlimited General Obligation Insured: AGM 5.00%, due 1/1/20	2,000,000	2,010,760

		75,366,954

	Principal Amount	Value
Indiana 2.7%
Center Grove Multi-Facility School Building Corp., Revenue Notes 2.50%, due 12/15/20	$3,000,000	$3,015,330
Hammond Multi-School Building Corp., Revenue Bonds
4.00%, due 1/15/20	470,000	472,312
4.00%, due 7/15/21	330,000	343,883
5.00%, due 1/15/22	555,000	597,175
5.00%, due 7/15/22	1,040,000	1,136,283
Indiana Finance Authority, Marian University Project, Revenue Bonds
Series B 2.52%, due 9/15/20	535,000	535,631
Series B 2.57%, due 9/15/21	450,000	449,424
Series A 5.00%, due 9/15/20	55,000	56,597
Series A 5.00%, due 9/15/21	60,000	63,673
Series A 5.00%, due 9/15/22	50,000	54,549
Series A 5.00%, due 9/15/23	75,000	83,899
Indiana Health & Educational Facilities Financing Authority, Ascension Senior Health Credit Group, Revenue Bonds (b)
Series A-9 1.375%, due 10/1/27	4,470,000	4,472,727
Series 2006 B-3 1.75%, due 11/15/31	1,400,000	1,412,082
IPS Multi-School Building Corp., Indianapolis Board of School Commissioners, Revenue Bonds 5.00%, due 1/15/22	1,250,000	1,348,938

		14,042,503

Iowa 1.0%
City of Coralville IA, Certificates of Participation Series E 4.00%, due 6/1/20	500,000	502,225
PEFA, Inc., Revenue Bonds 5.00%, due 9/1/49 (b)	2,000,000	2,353,040
Sioux Center Community School District, Unlimited General Obligation
Insured: AGM 5.00%, due 5/1/20	885,000	901,390
Insured: AGM 5.00%, due 5/1/21	755,000	797,174
Insured: AGM 5.00%, due 5/1/22	350,000	382,196

16	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Iowa (continued)
Xenia Rural Water District, Capital Loan Notes, Revenue Bonds 3.00%, due 12/1/19	$375,000	$375,323

		5,311,348

Kansas 0.2%
Johnson County Unified School District No. 233 Olathe, Unlimited General Obligation Series A 5.00%, due 9/1/20	1,250,000	1,289,588

Kentucky 0.9%
Kentucky Bond Development Corp., Lexington Center Corp. Project, Revenue Bonds Series A 5.00%, due 9/1/22	550,000	604,516
Kentucky Bond Development Corp., Revenue Bonds 5.00%, due 9/1/21	325,000	346,063
Louisville & Jefferson County Metropolitan Government, Louisville Gas & Electric Co., Revenue Bonds Series A 1.85%, due 10/1/33 (b)	3,000,000	3,024,630
Louisville / Jefferson County Metropolitan Government, Norton Healthcare, Revenue Bonds Series A 5.00%, due 10/1/20	790,000	814,988

		4,790,197

Louisiana 0.9%
Evangeline Parish Road & Drain Sales Tax District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/20	500,000	520,010
Louisiana Public Facilities Authority, Willis-Knighton Medical Center, Revenue Bonds Series 1993, Insured: AMBAC 2.631%, due 9/1/23 (b)	4,400,000	4,400,000

		4,920,010

Maine 0.5%
Maine Finance Authority, Revenue Bonds (a)
Series 2019A-1, Insured: AGM 5.00%, due 12/1/22	500,000	549,635
Series 2019A-1, Insured: AGM 5.00%, due 12/1/23	545,000	614,580
Series 2019A-1, Insured: AGM 5.00%, due 12/1/24	520,000	599,836
Series 2019A-1, Insured: AGM 5.00%, due 12/1/25	500,000	588,820

	Principal Amount	Value
Maine (continued)
Maine Municipal Bond Bank, Revenue Bonds Series D 3.00%, due 11/1/19	$250,000	$250,000

		2,602,871

Maryland 0.9%
Maryland Economic Development Corp., Seagirt Marine Terminal Project, Revenue Bonds
Series B 3.25%, due 6/1/22	755,000	766,952
Series B 3.70%, due 6/1/25	1,000,000	1,035,940
Maryland Health & Higher Educational Facilities Authority, Broadmead Issue, Revenue Bonds Series B 2.875%, due 7/1/23	1,750,000	1,830,675
Prince George’s County, Regional Medical Center, Certificates of Participation 5.00%, due 10/1/20	1,040,000	1,076,254

		4,709,821

Massachusetts 0.6%
Massachusetts Development Finance Agency, Green Bond, Boston Medical Center Issue, Revenue Bonds Series F 5.00%, due 7/1/20	480,000	490,858
Massachusetts Housing Finance Agency, Revenue Bonds Series B 2.60%, due 12/1/39 (b)	2,535,000	2,546,230

		3,037,088

Michigan 2.6%
City of Detroit MI, Sewage Disposal System, Second Lien, Revenue Bonds Series B, Insured: NATL-RE 5.50%, due 7/1/22	1,500,000	1,661,415
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series A, Insured: AGM 5.25%, due 7/1/20	400,000	410,424
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series D1, Insured: AGM 5.00%, due 7/1/20	200,000	204,926
Michigan Finance Authority, Revenue Bonds (a)
Series 25-A 5.00%, due 11/1/21	1,700,000	1,810,568
Series 25-A 5.00%, due 11/1/22	1,775,000	1,942,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Trinity Health Credit Group, Revenue Bonds
Series MI-1 5.00%, due 12/1/21	$200,000	$215,184
Series MI-1 5.00%, due 12/1/22	200,000	222,272
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds 5.00%, due 11/1/22	500,000	554,850
Michigan Hospital Finance Authority, Ascension Health Credit Group, Revenue Bonds Series B 5.00%, due 11/15/21	250,000	250,295
Michigan State Housing Development Authority, Revenue Bonds Series C 1.65%, due 6/1/20 (a)	1,500,000	1,501,620
Michigan Strategic Fund, Detroit Edison Project, Revenue Bonds Series ET-2 1.45%, due 8/1/29 (b)	2,000,000	1,995,320
Muskegon Local Development Finance Authority, Revenue Bonds Insured: AGM 4.00%, due 11/1/19	330,000	330,000
State of Michigan, School Loan, Revenue Bonds Series B, Insured: Q-SBLF 4.14%, due 11/1/20	715,000	733,454
Wayne County Airport Authority, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/20 (a)	1,000,000	1,028,830
Series C 5.00%, due 12/1/21	500,000	519,845

		13,381,829

Minnesota 0.6%
Kanabec County MN, FirstLight Health System, Revenue Bonds 2.75%, due 12/1/19	2,750,000	2,751,237
Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc., Revenue Bonds 2.00%, due 12/1/19	150,000	150,065

		2,901,302

	Principal Amount	Value
Mississippi 1.0%
City of Jackson MS Water & Sewer System, Revenue Bonds Insured: BAM 4.00%, due 9/1/20	$625,000	$636,144
Mississippi Development Bank, Jackson Public School District, Revenue Bonds Insured: BAM 5.00%, due 10/1/21	450,000	481,275
Mississippi Development Bank, Jackson Water & Sewer System Project, Revenue Bonds
Series B, Insured: AGM 2.375%, due 9/1/20	830,000	828,357
Insured: AGM 5.00%, due 12/1/20	1,000,000	1,036,300
Mississippi Gaming Tax, Revenue Bonds
Series A 5.00%, due 10/15/20	750,000	776,392
Series A 5.00%, due 10/15/22	1,000,000	1,107,510
State of Mississippi, Unlimited General Obligation Series D, Insured: NATL-RE 5.00%, due 11/1/19	240,000	240,000

		5,105,978

Missouri 1.6%
Kansas City Industrial Development Authority, Downtown Redevelopment District, Revenue Bonds Series A 5.00%, due 9/1/21	4,420,000	4,722,240
Lincoln University, Auxiliary Systems, Revenue Bonds
Insured: AGM 5.00%, due 6/1/22	300,000	326,409
Insured: AGM 5.00%, due 6/1/23	320,000	358,227
Missouri Health & Educational Facilities Authority, A.T. Still University of Health Sciences, Revenue Bonds
Series B 2.24%, due 10/1/20	750,000	750,495
Series B 2.29%, due 10/1/21	1,000,000	1,001,630
Missouri Public Utilities Commission, Interim Construction Notes, Revenue Bonds Series 2019 1.50%, due 3/1/21	1,200,000	1,201,860

		8,360,861

18	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Montana 0.2%
Montana Facilities Finance Authority, Kalispell Regional Medical Center, Revenue Bonds Series A 4.378%, due 7/1/22	$915,000	$948,809

Nebraska 1.1%
Central Plains Energy, Project No. 4, Revenue Bonds 5.00%, due 3/1/50 (b)	5,000,000	5,572,000

Nevada 0.6%
County of Washoe, Sierra Pacific Power Co. Project, Revenue Bonds Series D 2.05%, due 3/1/36 (a)(b)	3,000,000	3,028,050

New Hampshire 0.7%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds Series A 5.00%, due 1/1/23 (a)	600,000	656,448
New Hampshire Business Finance Authority, United Illuminating Co., Revenue Bonds Series A 2.80%, due 10/1/33 (b)	3,000,000	3,132,300

		3,788,748

New Jersey 9.0%
Atlantic County Improvement Authority, Stockton University Atlantic City, Revenue Bonds Series B, Insured: AGM 5.00%, due 9/1/20	3,745,000	3,863,604
Borough of North Plainfield NJ, Unlimited General Obligation Insured: MAC 3.00%, due 6/1/20	330,000	333,373
Buena Regional School District, Unlimited General Obligation
Insured: MAC 5.00%, due 8/1/23	210,000	237,344
Insured: MAC 5.00%, due 8/1/24	220,000	255,224
City of Atlantic City NJ, Tax Appeal, Unlimited General Obligation
Series B, Insured: AGM 5.00%, due 3/1/20	200,000	202,190
Series A, Insured: BAM 5.00%, due 3/1/21	600,000	626,544

	Principal Amount	Value
New Jersey (continued)
Garden State Preservation Trust, Revenue Bonds
Series C, Insured: AGM 5.125%, due 11/1/19	$3,175,000	$3,175,000
Series C, Insured: AGM 5.25%, due 11/1/20	1,535,000	1,593,775
New Jersey Economic Development Authority, North Star Academy Charter School of Newark, Inc., Revenue Bonds 5.00%, due 7/15/21	200,000	210,576
New Jersey Economic Development Authority, Revenue Bonds
Series B 5.00%, due 11/1/19	5,000,000	5,000,000
Series DDD 5.00%, due 6/15/21	960,000	1,013,683
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series NN 5.00%, due 3/1/20	640,000	647,258
Series K, Insured: AMBAC 5.25%, due 12/15/20	970,000	1,010,236
Series K; Insured: AMBAC 5.50%, due 12/15/19	5,000,000	5,022,650
Series N-1, Insured: NATL-RE 5.50%, due 9/1/23	1,500,000	1,702,095
New Jersey Housing & Mortgage Finance Agency, Pilgrim Baptist Village I & II Project, Revenue Bonds Series E 1.50%, due 9/1/22 (b)	2,650,000	2,655,777
New Jersey State Economic Development Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 7/1/27	2,525,000	3,069,466
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds Series A 5.00%, due 6/15/24	1,000,000	1,147,930
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series B-4 5.25%, due 12/15/19	250,000	251,063
Series B, Insured: AMBAC 5.25%, due 12/15/23	275,000	313,723
Series B, Insured: AGC 5.50%, due 12/15/20	1,000,000	1,045,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds (continued)
Series B, Insured: NATL-RE 5.50%, due 12/15/20	$5,000,000	$5,221,150
Series A, Insured: AMBAC 5.75%, due 6/15/20	190,000	194,936
Newark Housing Authority, Newark Marine Terminal Rental, Redevelopment Project, Revenue Bonds Insured: NATL-RE 5.25%, due 1/1/20	1,000,000	1,005,980
Passaic Valley Sewerage Commissioners, Sewer System, Revenue Bonds
Series H, Insured: AGM 5.00%, due 12/1/20	300,000	311,742
Series H, Insured: AGM 5.00%, due 12/1/23	2,190,000	2,505,820
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/20	2,500,000	2,550,025
Series A 5.00%, due 6/1/21	500,000	526,945
Series A 5.00%, due 6/1/22	1,250,000	1,357,437
Series A 5.00%, due 6/1/23	250,000	278,967

		47,329,653

New Mexico 0.2%
Rio Rancho Water & Wastewater Systems, Revenue Bonds 5.00%, due 5/15/20	800,000	816,200

New York 7.7%
Brookfield Central School District, Unlimited General Obligation Insured: AGM 3.00%, due 6/15/22	310,000	313,472
City of Long Beach, Limited General Obligation Insured: BAM 5.00%, due 1/15/21	600,000	626,424
City of Newburgh NY, G.O. Unlimited Notes Series A 2.75%, due 8/1/20	2,155,000	2,174,029
City of Plattsburgh NY, Limited General Obligation Series B, Insured: AGM 5.00%, due 9/15/20	440,000	454,243

	Principal Amount	Value
New York (continued)
Dutchess County Local Development Corp., Nuvance Health Issue, Revenue Bonds Series B 5.00%, due 7/1/21	$1,725,000	$1,833,761
Dutchess County Resource Recovery Agency, Revenue Bonds (a)
5.00%, due 1/1/20	1,055,000	1,060,802
5.00%, due 1/1/22	1,165,000	1,250,721
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/20	1,235,000	1,264,838
5.00%, due 7/1/21	435,000	460,722
Metropolitan Transportation Authority, Revenue Bonds
Series D2 4.00%, due 7/1/20	1,500,000	1,525,845
Series B-1A 5.00%, due 5/15/20	3,500,000	3,567,095
Series A, Insured: NATL-RE 5.50%, due 11/15/19	500,000	500,640
New York City Housing Development Corp., Revenue Bonds Series C-2 1.70%, due 7/1/21	200,000	200,050
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/20 (a)	500,000	511,580
New York State Dormitory Authority, Interagency Council Pooled Loan Program, Revenue Bonds
Subseries A-1 4.00%, due 7/1/20	275,000	279,884
Subseries A-1 4.00%, due 7/1/21	255,000	266,299
Subseries A-1 4.00%, due 7/1/22	400,000	426,240
Subseries A-1 4.00%, due 7/1/23	430,000	467,272
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds Series D, Insured: SONYMA 2.35%, due 11/1/21	1,500,000	1,516,560
New York Transportation Development Corp., LaGuardia Airport Terminals C&D Redevelopment Project, Revenue Bonds 5.00%, due 1/1/22 (a)	5,000,000	5,361,300
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (a)
Series A 5.00%, due 4/1/20	1,600,000	1,623,216

20	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds (continued)
Series A 5.00%, due 4/1/21	$1,850,000	$1,940,132
Series A 5.00%, due 4/1/23	825,000	915,090
Oneida Co. NY, Local Development Corp., Mohawk Valley Health System, Revenue Bonds
Insured: AGM 2.252%, due 12/1/20	895,000	895,000
Insured: AGM 2.272%, due 12/1/21	900,000	900,000
Onondaga County Resource Recovery Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 5/1/21 (a)	155,000	163,635
Port Authority of New York & New Jersey, Revenue Bonds 5.00%, due 10/15/21 (a)	375,000	401,666
Suffolk County NY, Limited General Obligation Series I 2.00%, due 9/25/20	5,000,000	5,028,950
Suffolk County NY, Public Improvement, Limited General Obligation Series B, Insured: AGM 5.00%, due 10/15/20	2,000,000	2,069,040
Oyster Bay NY, Oys
Insured: BAM 4.00%, due 2/15/22	110,000	116,488
Insured: BAM 4.00%, due 2/15/24	115,000	127,093
Town of Oyster Bay NY, Public Improvement Project, Limited General Obligation Series B, Insured: AGM 4.00%, due 11/1/20	775,000	796,716
Wellsville Central School District, Unlimited General Obligation Insured: AGM 2.50%, due 6/15/22	370,000	372,993
Westchester County Local Development Corp., Westchester Medical Center, Revenue Bonds 5.00%, due 11/1/19	1,145,000	1,145,000

		40,556,796

	Principal Amount	Value
North Carolina 0.6%
Charlotte Airport Revenue, Charlotte Douglas International Airport, Revenue Bonds Series B 4.00%, due 7/1/21 (a)	$550,000	$574,371
Guilford County, Unlimited General Obligation 5.00%, due 3/1/20	1,830,000	1,853,058
New Hanover County NC, New Hanover Regional Medical Center, Revenue Bonds 5.00%, due 10/1/24	690,000	729,661

		3,157,090

North Dakota 0.1%
County of Ward ND, Unlimited General Obligation 4.00%, due 4/1/20	750,000	757,313

Ohio 2.1%
Cincinnati City School District, Limited General Obligation Insured: AGM 5.00%, due 12/1/19	300,000	300,864
City of Cleveland OH, Airport System, Revenue Bonds Series A 5.00%, due 1/1/21 (a)	500,000	520,485
City of Toledo OH, Limited General Obligation Insured: AGM 4.00%, due 12/1/19	1,540,000	1,543,157
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A, Insured: AGM 5.00%, due 11/15/20	4,810,000	4,991,577
Dayton International Airport, Revenue Bonds Series A: Insured: AGM 5.00%, due 12/1/20 (a)	995,000	1,029,706
Lucas County Ohio Hospital Revenue, ProMedica Healthcare Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/19	500,000	500,495
Ohio Higher Educational Facility Commission, Ohio Wesleyan University 2019 Project, Revenue Bonds
5.00%, due 10/1/20	765,000	789,970
5.00%, due 10/1/22	385,000	424,008
Ohio Higher Educational Facility Commission, Otterbein University Project, Revenue Bonds Series A 4.00%, due 12/1/19	915,000	916,638

		11,016,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma 0.6%
Canadian County Educational Facilities Authority, Yukon Public Schools Project, Revenue Bonds 5.00%, due 12/1/20	$2,050,000	$2,119,720
Weatherford Industrial Trust Educational Facilities, Weatherford Public Schools Project, Revenue Bonds 5.00%, due 3/1/21	1,000,000	1,048,160

		3,167,880

Pennsylvania 4.7%
Allentown City School District, G.O. Limited Notes 2.05%, due 1/2/20	2,250,000	2,250,495
Centre County Hospital Authority, Mount Nittany Medical Center, Revenue Bonds Series A 4.00%, due 11/15/19	240,000	240,194
City of Reading PA, Unlimited General Obligation Insured: BAM 4.00%, due 11/1/19	620,000	620,000
Commonwealth of Pennsylvania, Certificates of Participation
Series A 5.00%, due 7/1/20	300,000	306,867
Series A 5.00%, due 7/1/21	350,000	370,041
County of Allegheny PA, Unlimited General Obligation Series C-59B, Insured: AGM 2.06%, due 11/1/26 (b)	1,235,000	1,231,073
Crawford Central School District, Limited General Obligation Insured: BAM 2.00%, due 2/15/20	425,000	425,705
Dauphin County General Authority, Pinnacle Health System Project, Revenue Bonds Series A 5.00%, due 6/1/20	500,000	510,240
Erie City Water Authority, Revenue Bonds Series C, Insured: BAM 2.194%, due 12/1/19	1,000,000	1,000,290
Hazleton Area School District, Limited General Obligation Series A, Insured: BAM 4.00%, due 3/1/20	600,000	605,148
Lancaster School District, Limited General Obligation
Series B, Insured: AGM 4.00%, due 6/1/21	1,000,000	1,041,290
Series B, Insured: AGM 4.00%, due 6/1/22	1,060,000	1,130,130

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Oil Franchise Tax, Revenue Bonds Subseries B 5.00%, due 12/1/19	$2,125,000	$2,130,886
Philadelphia Municipal Authority, Revenue Bonds Series B, Insured: AGM 5.00%, due 1/15/23	825,000	918,745
Philadelphia Parking Authority, Revenue Bonds 5.00%, due 9/1/21	7,500,000	7,730,025
Philadelphia School District, Revenue Notes Series C 4.00%, due 3/31/20	3,000,000	3,032,370
Philadelphia School District, Unlimited General Obligation Series D, Insured: AGM 5.50%, due 6/1/21	700,000	745,227
Upper Darby School District, Unlimited General Obligation 4.00%, due 5/1/20	400,000	405,256

		24,693,982

Puerto Rico 1.3%
Commonwealth of Puerto Rico, CPI- Linked Bonds-Public Improvement, Unlimited General Obligation Series A, Insured: AGC 3.016%, due 7/1/20 (b)	655,000	654,384
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: AGM 5.25%, due 7/1/20	900,000	917,217
Series A, Insured: NATL-RE 5.50%, due 7/1/20	420,000	427,190
Insured: AGC 5.50%, due 7/1/22	50,000	53,301
Puerto Rico Electric Power Authority, Revenue Bonds Series MM, Insured: NATL-RE 5.00%, due 7/1/20	275,000	278,820
Puerto Rico Highway & Transportation Authority, Revenue Bonds Series AA, Insured: NATL-RE 5.50%, due 7/1/20	1,020,000	1,037,463
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC 5.25%, due 8/1/20	2,000,000	2,043,060
Series C, Insured: AGC 5.25%, due 8/1/21	1,500,000	1,565,895

		6,977,330

22	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Rhode Island 0.5%
Rhode Island Commerce Corp., Grant Anticipation Rhode Island Department, Revenue Bonds Series A 5.00%, due 6/15/20	$250,000	$255,743
Rhode Island Convention Center Authority, Revenue Bonds 5.00%, due 5/15/20	750,000	764,782
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/20	1,500,000	1,526,745

		2,547,270

South Carolina 0.6%
South Carolina Public Service Authority, Revenue Bonds Series E 4.322%, due 12/1/27	2,034,000	2,261,483
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/19	1,065,000	1,067,694

		3,329,177

Tennessee 0.8%
Memphis-Shelby County Airport Authority, Revenue Bonds Series B 5.00%, due 7/1/25 (a)	1,290,000	1,365,168
Memphis-Shelby County Sports Authority, Inc., Memphis Arena Project, Revenue Bonds
Series A 5.25%, due 11/1/26	500,000	500,000
Series A 5.25%, due 11/1/27	750,000	750,000
Tennessee Energy Acquisition Corp., Natural Gas Utilities, Revenue Bonds Series C 5.00%, due 2/1/20	1,555,000	1,567,689
Tennessee School Bond Authority, Higher Educational Facilities-2nd Program, Revenue Bonds 5.00%, due 11/1/19	170,000	170,000

		4,352,857

Texas 5.9%
Arlington Higher Education Finance Corp., Revenue Bonds Series A, Insured: PSF 5.00%, due 8/15/24	185,000	215,962

	Principal Amount	Value
Texas (continued)
Belmont Fresh Water Supply District No. 1, Denton County, Unlimited General Obligation
Insured: AGM 3.50%, due 3/1/23	$495,000	$524,537
Insured: AGM 3.75%, due 3/1/22	155,000	162,628
Insured: AGM 4.00%, due 3/1/20	205,000	206,677
Insured: AGM 4.00%, due 3/1/21	155,000	160,146
Brazoria County Municipal Utility District No. 19, Unlimited General Obligation
Insured: BAM 3.00%, due 9/1/22	385,000	399,087
Insured: BAM 3.00%, due 9/1/23	410,000	429,254
Cedar Hill Independent School District, Unlimited General Obligation Series A, Insured: PSF (zero coupon), due 2/15/21	420,000	413,532
Cinco Southwest Texas Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM 2.00%, due 12/1/21	480,000	485,093
Series A, Insured: BAM 2.00%, due 12/1/22	275,000	278,586
Insured: BAM 2.00%, due 12/1/22	470,000	476,129
Insured: BAM 2.00%, due 12/1/23	820,000	831,562
City of Dallas TX, Waterworks & Sewer Systems, Revenue Bonds Series B 2.485%, due 10/1/21	3,500,000	3,538,080
City of Houston TX, Airport System, Revenue Bonds Series A 5.00%, due 7/1/21 (a)	300,000	317,637
City of Houston TX, Limited General Obligation Series B 1.864%, due 3/1/20	1,735,000	1,736,961
City of Houston TX, Utility System, Revenue Bonds Series E 2.81%, due 11/15/20	450,000	455,053
County of Nueces TX, Unlimited General Obligation 1.95%, due 2/15/26	3,000,000	3,000,090

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Dallas-Fort Worth International Airport, Revenue Bonds Series F 5.00%, due 11/1/21 (a)	$1,000,000	$1,036,340
Fort Bend Municipal Utility District, No. 169 Contract, Revenue Bonds
Series A, Insured: AGM 4.00%, due 12/1/21	925,000	973,063
Series A, Insured: AGM 4.50%, due 12/1/20	465,000	479,615
Galveston County Municipal Utility District No. 56, Unlimited General Obligation
Insured: BAM 4.25%, due 12/1/22	400,000	431,880
Insured: BAM 4.50%, due 12/1/20	300,000	309,429
Insured: BAM 4.50%, due 12/1/21	400,000	424,180
Harris County Municipal Utility District No. 480, Unlimited General Obligation
Insured: AGM 4.00%, due 4/1/23	175,000	188,337
Insured: AGM 4.00%, due 4/1/24	175,000	191,398
Harris County-Houston Sports Authority, Revenue Bonds Series A 5.00%, due 11/15/19	1,500,000	1,501,650
Lazy Nine Municipal Utility District No. 1B, Unlimited General Obligation
Insured: MAC 3.00%, due 9/1/23	360,000	377,179
Insured: MAC 3.00%, due 9/1/24	360,000	380,012
Little Elm Independent School District, Capital Appreciation, Unlimited General Obligation Insured: PSF (zero coupon), due 8/15/21	500,000	478,890
Montgomery County Municipal Utility District No. 46, Unlimited General Obligation 2.50%, due 3/1/22	1,455,000	1,456,222
North Central Texas Community College District, Revenue Bonds Insured: AGM 3.00%, due 5/15/21	380,000	389,990
North Texas Tollway Authority, Revenue Bonds Series A 4.00%, due 1/1/20	500,000	502,230

	Principal Amount	Value
Texas (continued)
Onalaska Independent School District, Capital Appreciation, Unlimited General Obligation Insured: PSF (zero coupon), due 2/15/21	$210,000	$206,833
Remington Municipal Utility District No. 1, Unlimited General Obligation
Insured: AGM 3.00%, due 9/1/20	200,000	202,662
Insured: AGM 3.00%, due 9/1/22	330,000	342,352
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/19	650,000	652,567
5.00%, due 12/15/25	1,900,000	2,084,262
Texas State Public Finance Authority, Financing System Texas Southern University, Revenue Bonds Insured: BAM 4.00%, due 5/1/20	1,500,000	1,517,265
Viridian Municipal Management District, Road Improvement, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/20	505,000	519,448
Insured: AGM 4.00%, due 12/1/21	300,000	316,158
Insured: AGM 4.00%, due 12/1/22	550,000	591,442
Insured: AGM 4.00%, due 12/1/23	300,000	328,158
Viridian Municipal Management District, Utility Improvement, Unlimited General Obligation
Insured: AGM 4.00%, due 12/1/20	260,000	267,439
Insured: AGM 4.00%, due 12/1/21	225,000	237,118
Insured: AGM 4.00%, due 12/1/22	395,000	424,763
Insured: AGM 4.00%, due 12/1/23	305,000	333,627

		30,775,523

Utah 0.7%
Salt Lake City Airport Revenue Series A 5.00%, due 7/1/21 (a)	725,000	767,623
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds
Series A, Insured: UT CSCE 5.00%, due 4/15/20	135,000	137,181
Series A, Insured: UT CSCE 5.00%, due 4/15/22	110,000	118,889
Series A, Insured: UT CSCE 5.00%, due 4/15/24	340,000	388,151

24	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
4.00%, due 10/15/21	$500,000	$519,915
4.00%, due 10/15/23	755,000	811,980
5.00%, due 10/15/25	1,000,000	1,157,070

		3,900,809

Virginia 1.0%
Peninsula Ports Authority, Dominion Terminal Associates Project, Revenue Bonds 1.70%, due 10/1/33 (b)	2,000,000	1,998,220
Virginia Public School Authority, Special Obligation, Revenue Bonds 5.00%, due 7/15/20	2,990,000	3,070,311

		5,068,531

Washington 0.3%
Bellevue Convention Center Authority, Revenue Bonds Insured: NATL-RE (zero coupon), due 2/1/22	530,000	511,599
Douglas County Public Utility District No. 1, Wells Hydroelectric, Revenue Bonds Series A 5.00%, due 9/1/20 (a)	1,170,000	1,205,287

		1,716,886

West Virginia 0.3%
Roane County Building Commission, Roane General Hospital, Revenue Bonds 2.55%, due 11/1/21	1,250,000	1,251,387
State of West Virginia, Unlimited General Obligation 2.00%, due 11/1/19	200,000	200,000

		1,451,387

Wisconsin 0.7%
City of Racine WI, Revenue Notes 3.25%, due 4/1/20	1,480,000	1,484,055
Public Finance Authority, Affinity Living Group, Revenue Bonds 3.75%, due 2/1/22	2,000,000	2,008,060

		3,492,115

Wyoming 0.1%
Laramie County Hospital Revenue, Cheyenne Regional Medical Center Project, Revenue Bonds 5.00%, due 5/1/23	315,000	332,533

Total Long-Term Municipal Bonds (Cost $467,383,858)		471,103,242

	Principal Amount	Value
Short-Term Municipal Notes 10.1%
Georgia 1.6%
Heard County Development Authority, Georgia Power Co., Plant Wansley, Revenue Bonds 1.47%, due 12/1/37 (a)(c)	$3,600,000	$3,600,000
Main Street Natural Gas, Inc., Revenue Bonds Series B 2.111%, due 4/1/48 (c)	5,000,000	5,004,450

		8,604,450

New Jersey 1.7%
New Jersey Turnpike Authority, Revenue Bonds (c)
Series C-2 1.902%, due 1/1/22	6,000,000	6,018,900
Series D-1 2.122%, due 1/1/24	2,600,000	2,618,018

		8,636,918

New York 3.0%
City of New York NY, Unlimited General Obligation Subseries G-6 1.35%, due 4/1/42 (c)	9,060,000	9,060,000
Metropolitan Transportation Authority, Revenue Bonds (c)
Subseries 2012A-2 1.24%, due 11/15/41	2,000,000	2,000,000
Series 2012G-3 2.061%, due 11/1/31	3,000,000	3,005,250
New York State Housing Finance Agency, 350 West 34th Street, Revenue Bonds Series A 1.43%, due 11/1/34 (a)(c)	1,700,000	1,700,000

		15,765,250

North Carolina 0.8%
University of North Carolina Hospital, Chapel Hill, Revenue Bonds Series A 1.28%, due 2/15/31 (c)	4,000,000	4,000,000

Pennsylvania 1.7%
Geisinger Authority Health System, Revenue Bonds Series A 1.16%, due 10/1/43 (c)	9,000,000	9,000,000

Wisconsin 1.3%
State of Wisconsin, Unlimited General Obligation Series A 1.25%, due 5/1/29 (c)	3,150,000	3,150,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin State Health & Educational Facilities Authority, Advocate Aurora Health Credit Group, Revenue Bonds Series C-2 1.57%, due 8/15/54 (c)	$3,500,000	$3,495,730

		6,645,730

Total Short-Term Municipal Notes (Cost $52,634,308)		52,652,348

Total Municipal Bonds (Cost $520,018,166)		523,755,590

Total Long-Term Bonds (Cost $521,488,166)		525,223,063

	Shares
Closed-End Fund 0.1%
Florida 0.1%
BlackRock Florida Municipal 2020 Term Trust, 1.95% (d)	34,857	504,381

Total Closed-End Fund (Cost $490,519)		504,381

Total Investments (Cost $521,978,685)	100.4%	525,727,444
Other Assets, Less Liabilities	(0.4)	(1,839,320)
Net Assets	100.0%	$523,888,124
†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)

Variable—rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(d)	Current yield as of October 31, 2019.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

MAC—Municipal Assurance Corp.

NATL-RE—National Public Finance Guarantee Corp.

PSF—Permanent School Fund

Q-SBLF—Qualified School Board Loan Fund

SONYMA—State of New York Mortgage Agency

UT CSCE—Utah Charter School Credit Enhancement Program

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$1,467,473	$—	$1,467,473
Municipal Bonds
Long-Term Municipal Bonds	—	471,103,242	—	471,103,242
Short-Term Municipal Notes	—	52,652,348	—	52,652,348

Total Municipal Bonds	—	523,755,590	—	523,755,590

Total Long-Term Bonds	—	525,223,063	—	525,223,063

Closed End Fund	504,381	—	—	504,381

Total Investments in Securities	$504,381	$525,223,063	$—	$525,727,444

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

26	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $521,978,685)	$525,727,444
Cash	2,559,141
Receivables:
Dividends and interest	5,825,355
Fund shares sold	974,136
Other assets	38,389

Total assets	535,124,465

Liabilities
Payables:
Investment securities purchased	9,815,767
Fund shares redeemed	992,821
Manager (See Note 3)	139,980
Professional fees	40,915
Transfer agent (See Note 3)	28,425
NYLIFE Distributors (See Note 3)	25,905
Shareholder communication	12,940
Custodian	9,110
Accrued expenses	4,344
Dividend payable	166,134

Total liabilities	11,236,341

Net assets	$523,888,124

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$54,440
Additional paid-in capital	520,973,510

521,027,950
Total distributable earnings (loss)	2,860,174

Net assets	$523,888,124

Class A
Net assets applicable to outstanding shares	$118,110,163

Shares of beneficial interest outstanding	12,270,125

Net asset value per share outstanding	$9.63
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.73

Investor Class
Net assets applicable to outstanding shares	$3,829,373

Shares of beneficial interest outstanding	396,735

Net asset value per share outstanding	$9.65
Maximum sales charge (1.00% of offering price)	0.10

Maximum offering price per share outstanding	$9.75

Class I
Net assets applicable to outstanding shares	$401,948,588

Shares of beneficial interest outstanding	41,773,524

Net asset value and offering price per share outstanding	$9.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended October 31, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,920,343
Dividends	4,183
Other	19

Total income	4,924,545

Expenses
Manager (See Note 3)	852,278
Distribution/Service—Class A (See Note 3)	146,696
Distribution/Service—Investor Class (See Note 3)	4,661
Transfer agent (See Note 3)	88,191
Registration	54,579
Professional fees	49,356
Shareholder communication	19,973
Custodian	12,902
Trustees	5,453
Miscellaneous	10,417

Total expenses before waiver/reimbursement	1,244,506
Expense waiver/reimbursement from Manager (See Note 3)	(87,906)

Net expenses	1,156,600

Net investment income (loss)	3,767,945

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	141,386
Futures transactions	(280)

Net realized gain (loss) on investments and futures transactions	141,106

Net change in unrealized appreciation (depreciation) on investments	2,411,409

Net realized and unrealized gain (loss) on investments and futures transactions	2,552,515

Net increase (decrease) in net assets resulting from operations	$6,320,460

28	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended October 31, 2019 (Unaudited) and the year ended April 30, 2019

	2019	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,767,945	$5,627,454
Net realized gain (loss) on investments and futures transactions	141,106	(254,145)
Net change in unrealized appreciation (depreciation) on investments	2,411,409	2,888,874

Net increase (decrease) in net assets resulting from operations	6,320,460	8,262,183

Distributions to shareholders:
Class A	(866,580)	(1,304,594)
Investor Class	(18,831)	(27,705)
Class I	(3,209,407)	(4,296,551)

Total distributions to shareholders	(4,094,818)	(5,628,850)

Capital share transactions:
Net proceeds from sale of shares	262,234,467	438,680,545
Net asset value of shares issued to shareholders in reinvestment of distributions	3,053,997	4,248,851
Cost of shares redeemed	(197,599,201)	(251,882,183)

Increase (decrease) in net assets derived from capital share transactions	67,689,263	191,047,213

Net increase (decrease) in net assets	69,914,905	193,680,546

Net Assets
Beginning of period	453,973,219	260,292,673

End of period	$523,888,124	$453,973,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended October 31,	Year ended April 30,					November 1, 2014 through April 30,

Class A	2019*	2019		2018	2017	2016	2015^

Net asset value at beginning of period	$9.58	$9.51		$9.56	$9.61	$9.54	$9.54

Net investment income (loss) (a)	0.06	0.12		0.10	0.08	0.07	0.01

Net realized and unrealized gain (loss) on investments	0.06	0.07		(0.05)	(0.05)	0.06	0.01

Total from investment operations	0.12	0.19		0.05	0.03	0.13	0.02

Less dividends and distributions:

From net investment income	(0.07)	(0.12)		(0.10)	(0.08)	(0.06)	(0.01)

From net realized gain on investments	—	—		—	(0.00)‡	—	(0.01)

Total dividends and distributions	(0.07)	(0.12)		(0.10)	(0.08)	(0.06)	(0.02)

Net asset value at end of period	$9.63	$9.58		$9.51	$9.56	$9.61	$9.54

Total investment return (b)	1.27%	2.04	%(c)	0.54%	0.27%	1.41%	0.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.34%††	1.28%		1.06%	0.79%	0.69%	0.33%††

Net expenses	0.69%††	0.71%		0.80%	0.80%	0.80%	0.86%††

Expenses (before waiver/reimbursement)	0.70%††	0.71%		0.84%	0.84%	0.94%	1.24%††

Portfolio turnover rate	41%	96%		69%	85%	66%	7%

Net assets at end of period (in 000’s)	$118,110	$113,023		$98,982	$147,029	$111,768	$18,908

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
^	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended October 31,	Year ended April 30,				November 1, 2014 through April 30,

Investor Class	2019*	2019	2018	2017	2016	2015^

Net asset value at beginning of period	$9.61	$9.54	$9.59	$9.64	$9.56	$9.57

Net investment income (loss) (a)	0.04	0.08	0.06	0.04	0.03	(0.00	)‡

Net realized and unrealized gain (loss) on investments	0.05	0.07	(0.05)	(0.05)	0.07	0.00	‡

Total from investment operations	0.09	0.15	0.01	(0.01)	0.10	0.00	‡

Less dividends and distributions:

From net investment income	(0.05)	(0.08)	(0.06)	(0.04)	(0.02)	(0.00	)‡

From net realized gain on investments	—	—	—	(0.00)‡	—	(0.01)

Total dividends and distributions	(0.05)	(0.08)	(0.06)	(0.04)	(0.02)	(0.01)

Net asset value at end of period	$9.65	$9.61	$9.54	$9.59	$9.64	$9.56

Total investment return (b)	0.92%	1.56%	0.08%	(0.09%)	1.06%	0.02%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.87%††	0.81%	0.60%	0.42%	0.30%	(0.03	%)††

Net expenses	1.17%††	1.18%	1.26%	1.17%	1.20%	1.22	% ††

Expenses (before waiver/reimbursement)	1.28%††	1.30%	1.36%	1.22%	1.33%	1.60	% ††

Portfolio turnover rate	41%	96%	69%	85%	66%	7%

Net assets at end of period (in 000’s)	$3,829	$3,834	$3,366	$3,639	$3,663	$3,552

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
^	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

30	MainStay MacKay Short Term Municipal Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended October 31,	Year ended April 30,				November 1, 2014 through April 30,

Class I	2019*	2019	2018	2017	2016	2015^

Net asset value at beginning of period	$9.58	$9.51	$9.56	$9.61	$9.54	$9.54

Net investment income (loss) (a)	0.09	0.15	0.13	0.10	0.09	0.03

Net realized and unrealized gain (loss) on investments	0.04	0.07	(0.05)	(0.05)	0.07	0.01

Total from investment operations	0.13	0.22	0.08	0.05	0.16	0.04

Less dividends:

From net investment income	(0.09)	(0.15)	(0.13)	(0.10)	(0.09)	(0.03)

From net realized gain on investments	—	—	—	(0.00)‡	—	(0.01)

Total dividends	(0.09)	(0.15)	(0.13)	(0.10)	(0.09)	(0.04)

Net asset value at end of period	$9.62	$9.58	$9.51	$9.56	$9.61	$9.54

Total investment return (b)	1.31%	2.34%	0.84%	0.54%	1.66%	0.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.62%††	1.61%	1.36%	1.04%	0.93%	0.56%††

Net expenses	0.40%††	0.40%	0.50%	0.54%	0.55%	0.61%††

Expenses (before waiver/reimbursement)	0.44%††	0.45%	0.59%	0.59%	0.68%	0.99%††

Portfolio turnover rate	41%	96%	69%	85%	66%	7%

Net assets at end of period (in 000’s)	$401,949	$337,116	$157,945	$164,798	$211,369	$30,626

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
^	The Fund changed its fiscal year end from October 31 to April 30.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the Mainstay MacKay Short Term Municipal Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has four classes of shares registered for sale. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R6 shares were registered for sale effective as of February 28, 2017. As of October 31, 2019, Class R6 shares were not yet offered for sale.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. As disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A and Investor Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

32	MainStay MacKay Short Term Municipal Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

In calculating NAV, a closed end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds are taken from the exchange where the security is primarily traded. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

33

Notes to Financial Statements (Unaudited) (continued)

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(H)  Municipal Bond Risk.  The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects that may have a significant impact on the Fund’s investment performance. In addition, the Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The

34	MainStay MacKay Short Term Municipal Fund

Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2019, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on all assets. During the six-month period ended October 31, 2019, the effective management fee rate was 0.35%, (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses)

do not exceed: Class A, 0.70% and Class I, 0.40% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class shares. New York Life Investments will waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until August 31, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $852,278 and waived its fees and/or reimbursed expenses including the voluntary waiver/ reimbursement of certain class specific expenses in the amount of $87,906 and paid the Subadvisor in the amount of $382,186.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended October 31, 2019, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,444 and $401, respectively.

During the six-month period ended October 31, 2019, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares of $4,962 and $15, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing

35

Notes to Financial Statements (Unaudited) (continued)

and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$18,672
Investor Class	11,542
Class I	57,977

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$16,039,615	13.6%

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$521,978,685	$3,975,971	$(227,212)	$3,748,759

As of April 30, 2019, for federal income tax purposes, capital loss carryforwards of $636,580 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$212	$425

During the year ended April 30, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

Distributions paid from:
Ordinary Income	$104,095
Exempt Interest Dividends	5,524,755
Total	$5,628,850

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended October 31, 2019, purchases and sales of U.S. government securities were $4,620 and $0, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $255,427 and $170,011, respectively.

36	MainStay MacKay Short Term Municipal Fund

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended October 31, 2019 and the year ended April 30, 2019, were as follows:

Class A	Shares	Amount

Six-month period ended October 31, 2019:
Shares sold	5,156,241	$49,625,120
Shares issued to shareholders in reinvestment of dividends and distributions	79,405	764,499
Shares redeemed	(4,793,668)	(46,149,786)

Net increase (decrease) in shares outstanding before conversion	441,978	4,239,833
Shares converted into Class A (See Note 1)	53,686	516,589
Shares converted from Class A (See Note 1)	(19,731)	(189,655)

Net increase (decrease)	475,933	$4,566,767

Year ended April 30, 2019:
Shares sold	10,465,323	$99,977,399
Shares issued to shareholders in reinvestment of dividends and distributions	121,312	1,159,600
Shares redeemed	(9,248,191)	(88,360,287)

Net increase (decrease) in shares outstanding before conversion	1,338,444	12,776,712
Shares converted into Class A (See Note 1)	101,825	972,961
Shares converted from Class A (See Note 1)	(48,787)	(466,343)

Net increase (decrease)	1,391,482	$13,283,330

Investor Class	Shares	Amount

Six-month period ended October 31, 2019:
Shares sold	213,323	$2,057,873
Shares issued to shareholders in reinvestment of dividends and distributions	1,828	17,652
Shares redeemed	(183,469)	(1,770,266)

Net increase (decrease) in shares outstanding before conversion	31,682	305,259
Shares converted into Investor Class (See Note 1)	19,670	189,655
Shares converted from Investor Class (See Note 1)	(53,574)	(516,589)

Net increase (decrease)	(2,222)	$(21,675)

Year ended April 30, 2019:
Shares sold	347,701	$3,332,424
Shares issued to shareholders in reinvestment of dividends and distributions	2,786	26,710
Shares redeemed	(242,011)	(2,318,453)

Net increase (decrease) in shares outstanding before conversion	108,476	1,040,681
Shares converted into Investor Class (See Note 1)	39,246	376,174
Shares converted from Investor Class (See Note 1)	(101,566)	(972,961)

Net increase (decrease)	46,156	$443,894

Class I	Shares	Amount

Six-month period ended October 31, 2019:
Shares sold	21,889,873	$210,551,474
Shares issued to shareholders in reinvestment of dividends and distributions	236,003	2,271,846
Shares redeemed	(15,538,394)	(149,679,149)

Net increase (decrease)	6,587,482	$63,144,171

Year ended April 30, 2019:
Shares sold	35,124,870	$335,370,722
Shares issued to shareholders in reinvestment of dividends and distributions	320,376	3,062,541
Shares redeemed	(16,872,592)	(161,203,443)

Net increase (decrease) in shares outstanding before conversion	18,572,654	177,229,820
Shares converted into Class I (See Note 1)	9,432	90,169

Net increase (decrease)	18,582,086	$177,319,989

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2019-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

38	MainStay MacKay Short Term Municipal Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1716479 MS159-19	MSTAS10-12/19 (NYLIM) NL230

MainStay MacKay Intermediate Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  I  October 31, 2019

Beginning on January 1, 2021, paper copies of each MainStay Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from MainStay Funds or from your financial intermediary. Instead, the reports will be made available on the MainStay Funds’ website. You will be notified by mail and provided with a website address to access the report each time a new report is posted to the website.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from MainStay Funds electronically by calling toll-free 800-624-6782, by sending an e-mail to MainStayShareholderServices@nylim.com, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper form free of charge. If you hold shares of a MainStay Fund directly, you can inform MainStay Funds that you wish to receive paper copies of reports by calling toll-free 800-624-6782 or by sending an e-mail to MainStayShareholderServices@nylim.com. If you hold shares of a MainStay Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper form will apply to all MainStay Funds in which you are invested and may apply to all funds held with your financial intermediary.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. equity and fixed-income securities, including municipal bonds, generally gained ground during the reporting period from the Fund’s inception on June 28, 2019, through October 31, 2019, despite concerns about slowing U.S. and global economic growth and international trade conflicts.

Shifting investor sentiment regarding economic growth and trade issues set the backdrop for volatile market performance during the since-inception reporting period. Gross domestic product (“GDP”) growth remained positive in the United States, backed by indications of strong employment, consumer sentiment and corporate earnings. However, domestic manufacturing and business investment showed signs of slowing. Many international economies, including those of leading European and Asian countries, appeared even more fragile, with some experiencing precipitously declining rates of growth and others hovering on the edge of recession. Markets were further undermined by intermittent setbacks in negotiations over the deepening trade dispute between the United States and China, leading to a notable episode of risk aversion in August 2019.

Central banks provided a much-needed stabilizing force in this environment, injecting liquidity and other forms of stimulus into struggling economies. In the United States, the Federal Reserve Board (“Fed”) cut interest rates three times in the four months between July and October 2019, reversing most of the rate hikes it had implemented during 2018.

Global uncertainties and aggressive Fed easing drove a historic surge in prices for long-term Treasury bonds, which outperformed most other investment sectors, equity and fixed income alike. However, intermediate-term municipal bonds performed on a par with intermediate-term Treasury securities.

Broadly speaking, municipal investors tended to reward quality over yield, long-term over short-term durations and taxable over tax-exempt bonds. State and territorial economic conditions played an important role in performance as well. Progress in the restructuring of Puerto Rico-issued debt led to particularly strong performance from the various debt profiles of issuers from Puerto Rico. Among states, Illinois and Colorado outperformed the overall municipal market, while North Carolina and Wisconsin underperformed.

In an increasingly uncertain political and economic climate, investors are left to ponder how best to position their portfolios. Municipal bonds, which are backed by local tax revenues, provide investors with a degree of insulation from international challenges and corporate disappointments while providing tax-advantaged income to eligible investors. As a MainStay investor, you can rely on us to continually analyze the impact of varying supply/demand dynamics, maturity dates, issuing locales, sectors and credit ratings on the level of risk and reward offered by the municipal bonds within our investable universe. We manage our Funds with unflagging energy and dedication so that you can remain focused on your long-term objectives in the face of uncertainty and change.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit nylinvestments.com/funds.

Average Annual Total Returns for the Period-Ended October 31, 2019

Class	Sales Charge		Inception Date	Since Inception	Gross Expense Ratio[2]

Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges Excluding sales charges	6/28/2019	–2.80 1.78%	0.88 0.88%
Investor Class Shares	Maximum 4.50% Initial Sales Charge	With sales charges Excluding sales charges	6/28/2019	–2.84 1.74	1.03 1.03
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/28/2019	1.65 1.65	1.28 1.28
Class I Shares	No Sales Charge		6/28/2019	1.86	0.63
Class R6 Shares	No Sales Charge		6/28/2019	1.87	0.53

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.

The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Since Inception

Bloomberg Barclays Municipal 1-15 Yr Blend[3]	1.40%
Morningstar Municipal National Intermediate[4]	1.50

3.

The Bloomberg Barclays Municipal 1-15 Yr Blend Index is the Fund’s primary broad-based securities-market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

4.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Mackay Intermediate Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Intermediate Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 28, 2019 (the inception date of the Fund) to October 31, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made on June 28, 2019 and held for the entire period from June 28, 2019, to October 31, 2019.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2019. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/28/19[1]	Ending Account Value (Based on Actual Returns and Expenses) 10/31/19	Expenses Paid During Period[2]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/19	Expenses Paid During Period[2]	Net Expense Ratio During Period[3]

Class A Shares	$1,000.00	$1,017.80	$2.61	$1,014.22	$2.61	0.77%

Investor Class Shares	$1,000.00	$1,017.40	$2.71	$1,014.11	$2.71	0.80%

Class C Shares	$1,000.00	$1,016.50	$3.56	$1,013.27	$3.55	1.05%

Class I Shares	$1,000.00	$1,018.60	$1.76	$1,015.06	$1.76	0.52%

Class R6 Shares	$1,000.00	$1,018.70	$1.70	$1,015.12	$1.69	0.50%

1.	The inception date of the Fund.
2.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 366 and multiplied by 123 (to reflect the since-inception period). The table above represents the actual expenses incurred during the period.

3.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

7

Portfolio Composition as of October 31, 2019 (Unaudited)

California	10.2%

Illinois	8.4

Ohio	5.3

Pennsylvania	5.1

Utah	5.1

Washington	4.6

Michigan	4.3

Texas	4.3

New Mexico	4.2

Louisiana	3.9

Idaho	3.8

Minnesota	3.7

Mississippi	3.2

Florida	3.0

Indiana	2.8

Missouri	2.7

New Jersey	2.5

Colorado	2.2

Nevada	2.2%

Maryland	2.1

Guam	2.0

Nebraska	2.0

New York	2.0

Arizona	1.9

Kansas	1.4

Connecticut	1.1

Georgia	1.1

North Carolina	1.1

Oklahoma	1.1

Puerto Rico	1.0

Alabama	0.5

Tennessee	0.3

Virginia	0.2

Other Assets, Less Liabilities	0.7

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s holdings are subject to change.

Top Ten Issuers Held as of October 31, 2019 (excluding short-term investment) (Unaudited)

1.	Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project, Revenue Bonds, 5.00%, due 1/1/34

2.	State of Minnesota, Unlimited General Obligation, 5.00%, due 10/1/29

3.	Idaho Housing & Finance Association, Revenue Bonds, 4.00%, due 7/21/49

4.	State of Ohio, Unlimited General Obligation, 5.00%, due 5/1/38

5.	Shenandoah Valley School District, Limited General Obligation, 4.00%, due 8/1/27
6.	Village of Mundelein IL, Unlimited General Obligation, 4.00%, due 12/15/25–12/15/39

7.	California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds, 5.00%, due 5/15/32

8.	Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds, 5.00%, due 7/1/37

9.	City of Shreveport LA, Water & Sewer, Revenue Bonds, 5.00%, due 12/1/32

10.	Nevada Housing Division, Single Family Mortgage Program, Revenue Bonds, 4.00%, due 10/1/49

8	MainStay Mackay Intermediate Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Intermediate Tax Free Bond Fund perform relative to its benchmark and peer group from its inception June 28, 2019, through October 31, 2019?

From June 28, 2019, through October 31, 2019, Class I shares of MainStay MacKay Intermediate Tax Free Bond Fund returned 1.86%, outperforming the 1.40% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. Over the same period, Class I shares also outperformed the 1.50% return of the Morningstar Muni National Intermediate Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, the Fund outperformed its benchmark primarily due to both yield curve2 and credit positioning. The Fund maintained an overweight position in bonds maturing beyond 10 years that contributed to performance as longer term yields declined. The Fund’s overweight exposure to bonds rated single-A and below also contributed to relative performance as credit spreads tightened. (Contributions take weightings and total returns into account.) In addition, the Fund’s insured bond positions contributed to relative performance. Underweight exposure to bonds from Texas and New Jersey detracted from relative performance as these bonds, in general, outperformed the market.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund employed U.S. Treasury futures to maintain a generally neutral duration stance relative to the benchmark while maintaining an overweight exposure to bonds maturing beyond ten years. This hedge enhanced relative performance during the reporting period.

What was the Fund’s duration3 strategy during the reporting period?

As mentioned above, the Fund’s duration strategy is to remain within what we consider to be a neutral range relative to the

Fund’s benchmark’s duration. As of the end of the reporting period, the Fund’s modified duration to worst4 was 4.6 years, while the benchmark’s modified duration to worst was 4.4 years. The Fund achieves its duration objective through yield curve positioning, security selection and interest rate hedges.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest positive contributors to the Fund’s relative performance included overweight positioning in the water/sewer and hospital sectors. The weakest contributors to relative performance were underweight exposures to industrial revenue/pollution control bonds as well as tobacco bonds.

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2019, the Fund maintained an overweight exposure to the housing, hospital and local general obligation sectors relative to the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. In terms of maturities, the Fund had an overweight exposure to bonds maturing beyond 10 years. In addition, the Fund had an overweight exposure to securities rated single-A and lower. Over the same period, the Fund held an underweight exposure to the state general obligation, transportation and pre-refunded/escrowed to maturity (ETM) sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2019 (Unaudited)

	Principal Amount	Value

Municipal Bonds 99.3%†
Alabama 0.5%
Chilton County Health Care Authority, Chilton County Hospital Project, Revenue Bonds Series A 5.00%, due 11/1/28	$200,000	$231,954

Arizona 1.9%
Arizona Industrial Development Authority, Equitable School Revolving Fund, Revenue Bonds
Series A 5.00%, due 11/1/23	250,000	283,485
Series A 5.00%, due 11/1/24	250,000	290,797
Series A 5.00%, due 11/1/25	340,000	405,481

		979,763

California 10.2%
ABAG Finance Authority for Nonprofit Corp., Windemere Ranch Infrastructure Financing Program, Special Tax Series A, Insured: AGM 5.00%, due 9/2/30	70,000	87,393
California Municipal Finance Authority, UCR North District Phase 1 Student Housing Project, Revenue Bonds Insured: BAM 5.00%, due 5/15/26	500,000	608,360
California Municipal Finance Authority, West Village Student Housing Project, Revenue Bonds Insured: BAM 5.00%, due 5/15/32	1,000,000	1,242,640
City of Los Angeles, Department of Airports, Los Angeles International Airport, Revenue Bonds Series D 5.00%, due 5/15/32 (a)	650,000	817,557
Oakland Unified School District, Alameda County, Election 2012, Unlimited General Obligation Series A, Insured: AGM 4.00%, due 8/1/33	250,000	283,838
Oakland Unified School District, Alameda County, Unlimited General Obligation Series B 2.142%, due 8/1/22	500,000	502,680
Perris Union High School District, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 9/1/33	525,000	677,906

	Principal Amount	Value

California (continued)
South Bay Union School District / San Diego County, Unlimited General Obligation (zero coupon), due 8/1/22	$1,000,000	$960,220

		5,180,594

Colorado 2.2%
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University, Revenue Bonds Series B 5.00%, due 4/1/23	450,000	495,990
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 5.00%, due 8/1/32	65,000	79,453
Series A-2 5.00%, due 8/1/32	60,000	73,342
Series A-1 5.00%, due 8/1/33	80,000	97,531
Series A-2 5.00%, due 8/1/33	90,000	109,723
Series A-1 5.00%, due 8/1/34	75,000	91,200
Series A-2 5.00%, due 8/1/34	60,000	72,960
Series A-1 5.00%, due 8/1/35	80,000	96,835

		1,117,034

Connecticut 1.1%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds Series D-1 4.00%, due 11/15/49	500,000	558,530

Florida 3.0%
Harbor Bay Community Development District, Special Assessment
Series A-1 3.10%, due 5/1/24	445,000	442,966
Series A-2 3.10%, due 5/1/24	365,000	363,332
Pinellas County Industrial Development Authority, Foundation for Global Understanding Project, Revenue Bonds 5.00%, due 7/1/29	600,000	716,502

		1,522,800

10	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Georgia 1.1%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Revenue Bonds Series A 5.00%, due 7/1/22	$500,000	$549,230

Guam 2.0%
Guam Government, Business Privilege Tax, Revenue Bonds Series D 5.00%, due 11/15/27	365,000	418,743
Territory of Guam, Unlimited General Obligation 5.00%, due 11/15/31 (a)	500,000	585,825

		1,004,568

Idaho 3.8%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds 5.00%, due 9/1/37	370,000	413,719
Idaho Housing & Finance Association, Revenue Bonds Series D-G2, Insured: GNMA 4.00%, due 7/21/49	1,443,978	1,529,115

		1,942,834

Illinois 8.4%
Chicago Park District, Limited General Obligation Series C 5.00%, due 1/1/23	500,000	547,735
Chicago Park District, Limited Tax, Limited General Obligation Series B 5.00%, due 1/1/24	500,000	562,150
City of Chicago IL, Wastewater Transmission, Revenue Bonds Insured: AGM 5.00%, due 1/1/31	700,000	784,056
City of Monmouth IL, Unlimited General Obligation Insured: BAM 4.00%, due 12/1/27	300,000	316,080
Kankakee County School District No. 111, Limited General Obligation
Insured: BAM 4.00%, due 1/1/23	265,000	282,522
Insured: BAM 4.00%, due 1/1/25	475,000	521,787
Village of Mundelein IL, Unlimited General Obligation
Insured: AGM 4.00%, due 12/15/25	210,000	237,363
Insured: AGM 4.00%, due 12/15/26	345,000	394,642

	Principal Amount	Value

Illinois (continued)
Insured: AGM 4.00%, due 12/15/27	$300,000	$347,412
Insured: AGM 4.00%, due 12/15/39	250,000	277,488

		4,271,235

Indiana 2.8%
City of Fort Wayne IN, Waterworks Utility Revenue, Revenue Bonds Series A 0.05%, due 12/1/39	1,275,000	699,286
Indiana Finance Authority, Goshen Health Obligated Group, Revenue Bonds Series A 4.00%, due 11/1/36	400,000	447,460
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds 5.125%, due 8/15/27	300,000	307,710

		1,454,456

Kansas 1.4%
Wichita Health Care Facilities, Presbyterian Manors Obligated Group, Revenue Bonds
4.00%, due 5/15/20	250,000	252,002
4.00%, due 5/15/21	450,000	459,936

		711,938

Louisiana 3.9%
Calcasieu Parish, Lake Charles Memorial Hospital Project, Revenue Bonds 5.00%, due 12/1/25	750,000	872,003
City of Shreveport LA, Water & Sewer, Revenue Bonds Series B, Insured: BAM 5.00%, due 12/1/32	920,000	1,102,776

		1,974,779

Maryland 2.1%
Maryland Community Development Administration, Department of Housing & Community Development, Revenue Bonds Series C 3.50%, due 3/1/50	500,000	539,695
Montgomery County Housing Opportunities Commission Program, Revenue Bonds Series A 4.00%, due 7/1/49	500,000	549,875

		1,089,570

Michigan 4.3%
Great Lakes Water Authority, Water Supply System, Revenue Bonds Series A 5.00%, due 7/1/28	800,000	1,012,640

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Leland Public School District, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/25	$355,000	$402,605
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds Series B 5.00%, due 7/1/31	100,000	112,064
Roscommon Area Public Schools, Unlimited General Obligation Insured: AGM 4.00%, due 5/1/28	600,000	672,762

		2,200,071

Minnesota 3.7%
City of Wayzata MN, Folkstone Senior Living Community, Revenue Bonds
5.00%, due 8/1/31	100,000	112,599
5.00%, due 8/1/32	100,000	112,311
5.00%, due 8/1/33	100,000	112,072
State of Minnesota, Unlimited General Obligation Series A 5.00%, due 10/1/29	1,220,000	1,541,397

		1,878,379

Mississippi 3.2%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project, Revenue Bonds Series A 5.00%, due 1/1/34	1,310,000	1,627,492

Missouri 2.7%
Missouri Public Utilities Commission, Interim Construction Notes, Revenue Bonds Series 2019 1.50%, due 3/1/21	500,000	500,775
St. Louis Airport Revenue, St. Louis Lambert International Airport, Revenue Bonds Series B 5.00%, due 7/1/36 (a)	725,000	890,097

		1,390,872

Nebraska 2.0%
Central Plains Energy, Project No. 4, Revenue Bonds 5.00%, due 3/1/50 (b)	900,000	1,002,960

Nevada 2.2%
Nevada Housing Division, Single Family Mortgage Program, Revenue Bonds Series B, Insured: GNMA/FNMA/FHLMC 4.00%, due 10/1/49	1,000,000	1,099,700

	Principal Amount	Value

New Jersey 2.5%
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds Series K, Insured: AMBAC 5.25%, due 12/15/20	$750,000	$781,110
Newark Housing Authority, Newark Marine Terminal Rental, Redevelopment Project, Revenue Bonds Insured: NATL-RE 5.25%, due 1/1/20	500,000	502,990

		1,284,100

New Mexico 4.2%
New Mexico Hospital Equipment Loan Council, First Mortgage Entrance Fee, La Vida Expansion Project, Revenue Bonds Series C 2.25%, due 7/1/23	750,000	750,645
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Class I, Series D, Insured: GNMA/FNMA/FHLMC 3.75%, due 1/1/50	1,000,000	1,090,510
Santa Fe Retirement Facilities Revenue, El Castillo Retirement Project, Revenue Bonds Series B-2 2.25%, due 5/15/24	300,000	300,354

		2,141,509

New York 2.0%
Albany Capital Resource Corp., Albany Leadership Charter School for Girls Project, Revenue Bonds 4.00%, due 6/1/29	500,000	534,815
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds Class 1 2.45%, due 9/15/69	500,000	505,360

		1,040,175

North Carolina 1.1%
North Carolina State Housing Finance Agency, Revenue Bonds Series 42, Insured: GNMA/FNMA 4.00%, due 1/1/50	500,000	550,755

Ohio 5.3%
Euclid City School District, Certificates of Participation Insured: BAM 4.00%, due 12/1/37	330,000	360,175
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds Series D 2.875%, due 2/1/26	250,000	253,895

12	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio Higher Educational Facility Commission, Ohio Wesleyan University 2019 Project, Revenue Bonds 5.00%, due 10/1/21	$550,000	$587,471
State of Ohio, Unlimited General Obligation Series A 5.00%, due 5/1/38	1,230,000	1,489,112

		2,690,653

Oklahoma 1.1%
Oklahoma Housing Finance Agency, Single Family Mortgage Program, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.00%, due 9/1/49	500,000	550,240

Pennsylvania 5.1%
Clarion Area School District, Limited General Obligation Series A, Insured: AGM State Aid Withholding 1.75%, due 11/15/19	25,000	25,004
Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge, Revenue Bonds Series B 5.00%, due 7/1/23	600,000	682,212
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project, Revenue Bonds 5.00%, due 12/1/29	190,000	214,120
Shenandoah Valley School District, Limited General Obligation Insured: AGM 4.00%, due 8/1/27	1,185,000	1,367,111
Stroudsburg Area School District, Limited General Obligation Series B, Insured: AGM 4.00%, due 6/1/30	250,000	285,550
Township of Harrison PA, Unlimited General Obligation Insured: BAM 2.00%, due 12/1/19	50,000	50,029

		2,624,026

Puerto Rico 1.0%
Puerto Rico Sales Tax Financing Corp., Revenue Bonds Series A-1 4.50%, due 7/1/34	500,000	534,340

	Principal Amount	Value

Tennessee 0.3%
Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-1 5.00%, due 8/1/32	$25,000	$30,559
Series A-1 5.00%, due 8/1/33	25,000	30,479
Series A-1 5.00%, due 8/1/34	25,000	30,400
Series A-1 5.00%, due 8/1/35	35,000	42,365

		133,803

Texas 4.3%
Alpine Independent School District, Unlimited General Obligation Insured: PSF 4.00%, due 2/15/31	570,000	664,056
Arlington Higher Education Finance Corp., Revenue Bonds Series A, Insured: PSF-GTD 5.00%, due 8/15/26	200,000	244,804
Lancaster Independent School District / TX, Unlimited General Obligation Insured: BAM 5.00%, due 2/15/26	250,000	294,315
Texas Department of Housing & Community Affairs, Revenue Bonds Series A, Insured: GNMA 4.00%, due 3/1/50	900,000	1,005,084

		2,208,259

Utah 5.1%
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds Series A, Insured: UT CSCE 5.00%, due 4/15/25	135,000	157,780
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds Series A, Insured: UT CSCE 5.00%, due 4/15/27	190,000	230,685
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds Series A, Insured: UT CSCE 5.00%, due 4/15/28	200,000	246,826
Utah Charter School Finance Authority, Summit Academy, Inc., Revenue Bonds Series A, Insured: UT CSCE 5.00%, due 4/15/29	185,000	231,882
Utah Housing Corp., Revenue Bonds Series G-G2, Insured: GNMA 4.50%, due 7/21/49	497,709	530,797

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2019 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Utah (continued)
Utah Infrastructure Agency, Revenue Bonds Series A 5.00%, due 10/15/28	$460,000	$543,504
Utah Infrastructure Agency, Telecommunication, Revenue Bonds 5.00%, due 10/15/27	250,000	296,240
Utah Transit Authority, Sales Tax, Revenue Bonds Series C, Insured: AGM 5.25%, due 6/15/27	300,000	376,884

		2,614,598

Virginia 0.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/30	100,000	108,834

Washington 4.6%
Lewis County School District No. 226, Unlimited General Obligation Insured: School Bond Guaranty 4.00%, due 12/1/28	390,000	446,160
Washington Health Care Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2 5.00%, due 8/1/32	40,000	48,894

	Principal Amount	Value
Washington (continued)
Washington Health Care Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds (continued)
Series A-2 5.00%, due 8/1/33	$40,000	$48,766
Series A-2 5.00%, due 8/1/34	45,000	54,720
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds 5.00%, due 7/1/37	1,000,000	1,221,530
Washington State Housing Finance Commission, Transforming Age Projects, Revenue Bonds Series B 2.375%, due 1/1/26 (c)	500,000	500,600

		2,320,670

Total Municipal Bonds (Cost $50,170,976)	99.3%	50,590,721
Other Assets, Less Liabilities	0.7	360,249
Net Assets	100.0%	$50,950,970

†	Percentages indicated are based on Fund net assets.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Floating rate—Rate shown was the rate in effect as of October 31, 2019.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Futures Contracts

As of October 31, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
10-Year United States Treasury Note	(40)	December 2019	$(5,267,720)	$(5,211,875)	$55,845

1.	As of October 31, 2019, cash in the amount of $52,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2019.

The following abbreviations are used in the preceding pages:

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

PSF—Permanent School Fund

PSF-GTD—Permanent School Fund Guaranteed

UT CSCE—Utah Charter School Credit Enhancement Program

14	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2019, for valuing the Fund’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$—	$50,590,721	$—	$50,590,721

Total Investments in Securities	—	50,590,721	—	50,590,721

Other Financial Instruments
Futures Contracts (b)	55,845	—	—	55,845

Total Investments in Securities and Other Financial Instruments	$55,845	$50,590,721	$—	$50,646,566

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of October 31, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $50,170,976)	$50,590,721
Cash	576,304
Cash collateral on deposit at broker for futures contracts	52,000
Receivables:
Interest	439,272
Other assets	2,168

Total assets	51,660,465

Liabilities
Payables:
Investment securities purchased	594,858
Variation margin on futures contracts	32,500
Professional fees	26,279
Manager (See Note 3)	11,605
Transfer agent (See Note 3)	9,604
Shareholder communication	3,038
Custodian	1,416
Trustees	1,195
Fund shares redeemed	27
NYLIFE Distributors (See Note 3)	23
Accrued expenses	28,950

Total liabilities	709,495

Net assets	$50,950,970

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,044
Additional paid-in capital	50,437,110

50,442,154
Total distributable earnings (loss)	508,816

Net assets	$50,950,970

Class A
Net assets applicable to outstanding shares	$36,718

Shares of beneficial interest outstanding	3,635

Net asset value per share outstanding	$10.10
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.58

Investor Class
Net assets applicable to outstanding shares	$25,446

Shares of beneficial interest outstanding	2,518

Net asset value per share outstanding (a)	$10.10
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.58

Class C
Net assets applicable to outstanding shares	$25,425

Shares of beneficial interest outstanding	2,516

Net asset value and offering price per share outstanding (a)	$10.10

Class I
Net assets applicable to outstanding shares	$50,837,909

Shares of beneficial interest outstanding	5,032,467

Net asset value and offering price per share outstanding	$10.10

Class R6
Net assets applicable to outstanding shares	$25,472

Shares of beneficial interest outstanding	2,521

Net asset value and offering price per share outstanding	$10.10

(a)	The difference between the recalculated and stated NAV was caused by rounding.

16	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period June 28, 2019 (inception date) through October 31, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$318,487

Expenses
Manager (See Note 3)	68,145
Offering (See Note 2)	30,329
Professional fees	26,405
Transfer agent (See Note 3)	9,610
Shareholder communication	4,957
Trustees	1,507
Custodian	1,416
Distribution/Service—Class A (See Note 3)	27
Distribution/Service—Investor Class (See Note 3)	21
Distribution/Service—Class C (See Note 3)	42
Miscellaneous	5,021

Total expenses before waiver/reimbursement	147,480
Expense waiver/reimbursement from Manager (See Note 3)	(58,508)

Net expenses	88,972

Net investment income (loss)	229,515

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	243,445
Futures transactions	(8,934)

Net realized gain (loss) on investments and futures transactions	234,511

Net change in unrealized appreciation (depreciation) on:
Investments	419,745
Futures contracts	55,845

Net change in unrealized appreciation (depreciation) on investments and futures contracts	475,590

Net realized and unrealized gain (loss) on investments and futures transactions	710,101

Net increase (decrease) in net assets resulting from operations	$939,616

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the period June 28, 2019 (inception date) through October 31, 2019 (Unaudited)

2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$229,515
Net realized gain (loss) on investments and futures transactions	234,511
Net change in unrealized appreciation (depreciation) on investments and futures contracts	475,590

Net increase (decrease) in net assets resulting from operations	939,616

Distributions to shareholders:
Class A	(257)
Investor Class	(185)
Class C	(164)
Class I	(429,976)
Class R6	(218)

Total distributions to shareholders	(430,800)

Capital share transactions:
Net proceeds from sale of shares	50,011,466
Net asset value of shares issued to shareholders in reinvestment of distributions	430,800
Cost of shares redeemed	(112)

Increase (decrease) in net assets derived from capital share transactions	50,442,154

Net increase (decrease) in net assets	50,950,970

Net Assets
Beginning of period	—

End of period	$50,950,970

18	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	June 28, 2019^ through October 31, 2019*

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05

Net realized and unrealized gain (loss) on investments	0.13

Total from investment operations	0.18

Less dividends and distributions:

From net investment income	(0.08)

Net asset value at end of period	$10.10

Total investment return (a)	1.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.21%

Net expenses††	0.77%

Expenses (before waiver/reimbursement)††	1.12%

Portfolio turnover rate	73%

Net assets at end of period (in 000’s)	$37

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Investor Class	June 28, 2019^ through October 31, 2019*

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.03

Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.17

Less dividends and distributions:

From net investment income	(0.07)

Net asset value at end of period	$10.10

Total investment return (a)	1.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.08%

Net expenses††	0.80%

Expenses (before waiver/reimbursement)††	1.15%

Portfolio turnover rate	73%

Net assets at end of period (in 000’s)	$25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Class C	June 28, 2019^ through October 31, 2019*

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.03

Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.17

Less dividends and distributions:

From net investment income	(0.07)

Net asset value at end of period	$10.10

Total investment return (a)	1.65%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	0.82%

Net expenses††	1.05%

Expenses (before waiver/reimbursement)††	1.40%

Portfolio turnover rate	73%

Net assets at end of period (in 000’s)	$25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

Class I	June 28, 2019^ through October 31, 2019*

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05

Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.19

Less dividends and distributions:

From net investment income	(0.09)

Net asset value at end of period	$10.10

Total investment return (a)	1.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.35%

Net expenses††	0.52%

Expenses (before waiver/reimbursement)††	0.87%

Portfolio turnover rate	73%

Net assets at end of period (in 000’s)	$50,838

*	Unaudited.
^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

20	MainStay Mackay Intermediate Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	June 28, 2019^ through October 31, 2019*

Net asset value at beginning of period	$10.00

Net investment income (loss)	0.05

Net realized and unrealized gain (loss) on investments	0.14

Total from investment operations	0.19

Less dividends and distributions:

From net investment income	(0.09)

Net asset value at end of period	$10.10

Total investment return (a)	1.87%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)††	1.39%

Net expenses††	0.50%

Expenses (before waiver/reimbursement)††	0.82%

Portfolio turnover rate	73%

Net assets at end of period (in 000’s)	$25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Intermediate Tax Free Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A, Investor Class, Class C, Class I and Class R6 shares commenced operations on June 28, 2019.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

22	MainStay Mackay Intermediate Tax Free Bond Fund

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2019, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended October 31, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2019, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

23

Notes to Financial Statements (Unaudited) (continued)

Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management will analyze the Fund’s tax positions to be taken at the Fund’s first fiscal year end of April 30, 2020 on federal, state and local income tax returns. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired will be subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income at least monthly and declares distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Offering and Organization Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over 12 months.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments. As of October 31, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settle-

24	MainStay Mackay Intermediate Tax Free Bond Fund

ment bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2019, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$55,845	$55,845

Total Fair Value		$55,845	$55,845

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended October 31, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(8,934)	$(8,934)

Total Realized Gain (Loss)		$(8,934)	$(8,934)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$55,845	$55,845

Total Change in Unrealized Appreciation (Depreciation)		$55,845	$55,845

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Short (a)	$(5,212,188)	$(5,212,188)

(a)	Positions were open two months during the reporting period.

25

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% on all assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed: Class A, 0.77% and Class R6, 0.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C and Class I shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the period ended October 31, 2019, New York Life Investments earned fees from the Fund in the amount of $68,145 and waived its fees and/or reimbursed certain class specific expenses in the amount of $58,508 and paid the Subadvisor in the amount of $4,819.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the period ended October 31, 2019, transfer agent expenses incurred by the Fund were as follows:

Class A	$6
Investor Class	7
Class C	7
Class I	9,590

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E)  Capital.  As of October 31, 2019, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class A	$25,384	69.1%
Investor Class	25,376	99.7
Class C	25,360	99.7
Class I	50,696,913	99.7
Class R6	25,401	99.7

26	MainStay Mackay Intermediate Tax Free Bond Fund

Note 4–Federal Income Tax

As of October 31, 2019, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$50,170,976	$526,476	$(106,731)	$419,745

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended October 31, 2019, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the period ended October 31, 2019, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended October 31, 2019, purchases and sales of securities, other than short-term securities, were $87,398 and $38,104, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended October 31, 2019 were as follows:

Class A	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	3,617	$36,409
Shares issued to shareholders in reinvestment of dividends and distributions	25	257
Shares redeemed	(7)	(72)

Net increase (decrease)	3,635	$36,594

Investor Class	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	2,501	$25,010
Shares issued to shareholders in reinvestment of dividends and distributions	18	185
Shares redeemed	(1)	(10)

Net increase (decrease)	2,518	$25,185

Class C	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	2,501	$25,010
Shares issued to shareholders in reinvestment of dividends and distributions	16	164
Shares redeemed	(1)	(10)

Net increase (decrease)	2,516	$25,164

Class I	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	4,990,001	$49,900,027
Shares issued to shareholders in reinvestment of dividends and distributions	42,467	429,976
Shares redeemed	(1)	(10)

Net increase (decrease)	5,032,467	$50,329,993

Class R6	Shares	Amount

Period ended October 31, 2019 (a):
Shares sold	2,501	$25,010
Shares issued to shareholders in reinvestment of dividends and distributions	21	218
Shares redeemed	(1)	(10)

Net increase (decrease)	2,521	$25,218

(a)	The inception date of the Fund was June 28, 2019.

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement Disclosure

27

Notes to Financial Statements (Unaudited) (continued)

Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoptions of the entire ASU 2018-13, or portions thereof, is permitted. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2019, events and transactions subsequent to October 31, 2019, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Mackay Intermediate Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The Management Agreement with respect to the MainStay MacKay Intermediate Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund (together, “Advisory Agreements”) must be approved initially and, following an initial term of up to two years, are subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its June 18-20, 2019 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved each of the Advisory Agreements for an initial two-year period.

In reaching the decision to approve each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between March 2019 and June 2019, as well as other information furnished to the Board throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to those proposed for the Fund, and, when applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, including those subadvised by MacKay Shields, as deemed relevant to each Trustee. The Board also considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present. In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and MacKay Shields; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and MacKay Shields from their relationships with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit Fund shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and/or MacKay Shields. Although the Board recognized that the comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields with respect to the Fund. The Board’s conclusions with respect to each of the Advisory Agreements was based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the management and subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. The factors that figured prominently in the

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Fund investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Fund.

The Board also considered the full range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis to be provided by compliance and investment personnel. The Board noted that certain non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields proposed to provide to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to other funds in the MainStay Group of Funds and managing other portfolios, including a mandate with investment strategies similar to those of the Fund, and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believe the compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged their continued commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those of the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund would likely benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations. The Board discussed with management the Fund’s proposed investment process, strategies and risks. Additionally, the Board considered the historical performance of an investment mandate with similar investment strategies as those of the Fund and other portfolios managed by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by MacKay Shields.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and MacKay Shields

The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields under each of the Advisory Agreements and the profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fee would be paid directly by New York Life Investments, not the Fund, the Board

30	MainStay Mackay Intermediate Tax Free Bond Fund

considered the anticipated costs and profitability for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and MacKay Shields and the expected profits to be realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to be able to provide high-quality services to the Fund. The Board also recognized that the Fund would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the annual fund profitability analysis presented to the Board. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to and among the funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of its relationship with the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s expected profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and subadvised by MacKay Shields that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services to be provided to the Fund. The Board observed that, in addition to fees to be earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues, and their impact on the anticipated profitability of the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments, because the subadvisory fee to be paid to MacKay Shields would be paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of voluntary waivers and expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for financial products.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees would be charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees) that are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to funds in the MainStay Group of Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to funds in the MainStay Group of Funds.

The Board considered that, because the Fund’s transfer agent fees would be billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board considered the extent to which transfer agent fees may comprise total expenses of the Fund’s share classes. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, I, R1, R2, and Class R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class and Class B and C shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past five years.

After considering all of the factors outlined above deemed relevant by the Trustees, the Board concluded that the Fund’s proposed management fees and estimated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding each of the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with Fund shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Fund’s proposed management fee compared to fee schedules of other funds and accounts managed by New York Life Investments or its affiliates.

Based on this information, the Board concluded, within the context of its overall determinations regarding each of the Advisory Agreements, that the Fund’s proposed expense structure appropriately reflects economies of scale for the benefit of Fund shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve each of the Advisory Agreements.

32	MainStay Mackay Intermediate Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or visiting the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at nylinvestments.com/funds; or visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund’s holdings report is available free of charge by visiting the SEC’s website at www.sec.gov or upon request by calling New York Life Investments at 800-624-6782.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Small Cap Core Fund1

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Candriam Emerging Markets Debt Fund2

MainStay Floating Rate Fund

MainStay Indexed Bond Fund3

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund4

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund5

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.6

Brussels, Belgium

Candriam Luxembourg S.C.A.6

Strassen, Luxembourg

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC6

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC6

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Formerly known as MainStay Epoch U.S. Small Cap Fund.
2.	Formerly known as MainStay MacKay Emerging Markets Debt Fund.
3.	Effective December 5, 2019, MainStay Indexed Bond Fund was renamed MainStay Short Term Bond Fund.
4.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.
5.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
6.	An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-624-6782

nylinvestments.com/funds

“New York Life Investments” is both a service mark, and the common trade name, of the investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2019 NYLIFE Distributors LLC. All rights reserved.

1838250 MS159-19	MSITFB10-12/19 (NYLIM) NL466

Item 2.  Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	January 9, 2020

By:	/s/ Jack R. Benintende
Jack R. Benintende

Treasurer and Principal Financial and Accounting Officer

Date:	January 9, 2020

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.